UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-2125

EquiTrust Series Fund, Inc.
(Exact name of registrant as specified in charter)

5400 University Avenue, West Des Moines IA			50266-5997
(Address of principal executive offices)			(Zip code)

Kristi Rojohn, 5400 University Avenue, West Des Moines IA 50266-5997
(Name and address of agent for service)

Registrant’s telephone number, including area code:		515/225-5400

Date of fiscal year end:	July 31, 2005

Date of reporting period:	July 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.  A registrant is required to disclose the information specified by Form N-CSR,  and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.    Reports to Stockholders.

EquiTrust Series Fund, Inc.

Annual Report
July 31, 2005

5400 University Avenue
West Des Moines, IA 50266

1-877-860-2904
1-515-225-5586

www.equitrust.com

This report is not to be distributed unless preceded or accompanied by a prospectus.

Shareholder Account Access
now available
at www.equitrust.com

737-028(05)

PRESIDENT'S LETTER

Dear Shareholder:

For the twelve-month period ended July 31, 2005, equity and fixed-income investors both experienced attractive gains in the financial markets. The S&P 500 Stock Composite Index (the "S&P 500"), representing a broad swath of the equity markets, returned 14.04% for the period. Stocks of small companies performed even better, with the Russell 2000 Index climbing 24.89%.

Most fixed-income benchmarks recorded respectable returns in spite of the low interest rate environment. The Lehman Brothers U.S. Aggregate Index ("Aggregate Index"), a measure of the broad domestic fixed-income security market, recorded a gain of 4.79% for the period. High-grade corporate issues led performance within this benchmark, while Treasury and mortgage-backed securities modestly underperformed the Aggregate Index. High yield instruments performed well again, as the Lehman Brothers U.S. Corporate High Yield Index returned 11.28%.

Companies continued to report above-average earnings growth during the period, though at a slowing pace relative to the strong growth recorded a year ago. Inflation has remained relatively tame, though the Federal Open Market Committee ("FOMC") has raised the Federal Funds rate eight times in the last twelve months to prevent the U.S. economy from expanding too quickly. Short-term rates have risen with the FOMC's actions, but intermediate and longer-term interest rates have moved little from historic lows. Mortgage rates also remain low, encouraging strong activity in the housing markets and continued consumer spending. The U.S. economy has benefited tremendously from low interest rates over the past several years, so it will be interesting to see how it performs if rates increase significantly.

Financial assets face several challenges over the coming months. The equity market, in general, displays few attractive valuation characteristics: dividend yields remain historically low and price-to-earnings ratios appear fair at best. Apart from short-term instruments, fixed-income assets currently offer historically low interest rates. Most economic analysts expect interest rates to increase, but this has been the consensus' unmet expectation for several years now.

In this environment, we continue to emphasize the importance that asset allocation plays in long-term investor returns. The portfolios in the EquiTrust Series Fund offer a broad spectrum across which investors can allocate their dollars.

Money Market: The interest rates offered by money market funds are closely related to the target rates set by the FOMC. The FOMC meets several times throughout the year to determine the target Federal Funds rate, or overnight lending rates between banks. These rates have been raised at a measured pace at the last ten meetings to 3.50% at the August 9th meeting. The FOMC believes that although aggregate spending has strengthened, core inflation has been historically low and long-term inflation expectations remain "well-contained." This being said, the Committee's statement assures the public that it will continue to closely monitor inflation for signs of a weakness in the economy. The market continues to anticipate increases throughout the rest of 2005. The Federal Funds target rate is expected to be 4.25% by year-end.

High Grade Bond: The two-year Treasury yield increased by 134 basis points (1.34%) to 4.02%, the ten-year Treasury yield decreased 20 basis points (.20%) to 4.28%, and the thirty-year Treasury yield declined 73 basis points (.73%) to 4.47% over the twelve-month reporting period ended July 31, 2005. The best performing sector of the Lehman Brothers U.S. Aggregate Index for this period was the Investment Grade Corporate Index, as corporate spreads continued to narrow as a result of strong technical factors, as well as an improvement in the fundamental credit quality of the investment grade corporate bond market. The option adjusted spread on the Lehman Brothers Investment Grade

Corporate Index declined by 10 basis points (.10%) to finish the period at 85 basis points (.85%). Credit fundamentals for corporate issues remain strong but this appears to be fully reflected in current spread levels. Because we feel that we will see an increase in corporate actions to enhance returns to equity holders at the expense of debt holders, and given the current narrow corporate spread levels, we do not feel corporate issues are very attractive at the present time.

Given the relatively low level of interest rates, the flatness of the yield curve and the narrow level of credit spreads, we continue to feel that it is not an appropriate time to take on a larger amount of interest rate risk than the Aggregate Index.

Strategic Yield: The Lehman Brothers High Yield Index recorded excellent results for the one-year period ending July 31, 2005 with an 11.28% total return. The option-adjusted spread on the Lehman Brothers High Yield Index finished the current period at 310 basis points (3.10%) which was 89 basis points (.89%) lower than at the start of the reporting period. On a fundamental basis, a continued low rate of defaults and strong demand have helped the high yield market.

In general, we feel that we have seen the peak in credit improvement for the high yield market and that the future rate of defaults will increase. Based on the expected increase in future defaults, it appears that the high yield market is fully valued at current levels. Because of this, we may be more inclined to lean toward lower investment grade issues when making new acquisitions.

Managed: The Managed Portfolio achieved a non-standardized total return of 11.73% for the one-year period ending July 31, 2005. As of July 31st, the Portfolio is most heavily allocated to quality equities, but fixed-income securities and cash equivalents comprise roughly one-third of its assets. The Portfolio's equity component performed similarly to the S&P 500, but the lower returns in its cash and fixed income allocation caused the Portfolio to lag the benchmark's return of 14.04%.

In general, we find few attractive values across the equity universe. However, we are finding attractive opportunities in large-company stocks. This segment of the equity market has essentially been flat for the past five years, so that many individual stocks now offer compelling valuations. As a result, we have added numerous new positions in large-cap S&P 500 constituents in the past twelve months.

Short-term interest rates have risen with the FOMC's recurring rate hikes, but intermediate and long-term rates declined from the beginning of the period to the end of it. While we have moved some cash into short-duration, cash-like instruments, rates on longer-term securities have been less appealing than quality, dividend-paying stocks. Thus, we have been more compelled to add to the Portfolio's equity exposure than to its fixed-income exposure.

Value Growth: For the twelve months ended July 31, 2005, the Value Growth Portfolio recorded a non-standardized total return of 17.91%. It outperformed the S&P 500's 14.04% return due to the combination of its higher relative weightings and/or better individual stock performance in the consumer staples, energy and health care sectors. Underperformance in the Portfolio's materials and utilities exposure partially offset its performance advantage elsewhere.

Relative to the S&P 500, the Portfolio is most significantly overweight in the energy and health care sectors and underweight in the consumer discretionary, financials and technology sectors. Valuation remains attractive in the energy sector, while we see long-term potential in the supply-demand imbalance for oil and natural gas. We continue to add to the Portfolio's health care weighting when we find attractive values, as this sector offers favorable fundamental characteristics. Value Growth is underweight in consumer discretionary and technology stocks because we see few attractive values across these sectors. The financials sector constitutes nearly 20% of the S&P 500, and our concerns for the sector's fundamentals and its dependency on continued consumer borrowing keeps us from matching the benchmark weight.

Our activity in fiscal year 2005 primarily consisted of fine-tuning the Portfolio's holdings and sector weightings, but we have recently been adding new positions in large-cap S&P 500 constituents. This segment of the equity market has moved little for the past five years, so valuation is now attractive on an historical basis and also relative to other segments of the equity market.

Blue Chip: The Blue Chip Portfolio passively tracks the direction of the large capitalization equity market. It produced a non-standardized total return of 7.98% in fiscal year 2005, trailing the S&P 500's 14.04% return but modestly leading the 7.28% gain for the Dow Jones Industrial Average. The Portfolio remains substantially invested in common stocks of large companies and is designed for those investors who prefer substantial exposure to common stocks at all times, or who wish to make their own market value judgments.

We appreciate your investment in the Fund and we take seriously our task of seeking to grow and protect that investment. Thank you for continued support of the Fund.

Craig A. Lang
President

August 24, 2005

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

The return information of the Portfolios is for the Class B shares and does not reflect the deduction of the contingent deferred sales charge ("CDSC"). If reflected, the CDSC would have reduced the performance of the Portfolios.

Past performance is not a guarantee of future results.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Comparison of Change in Value of $10,000 Investment in
the High Grade Bond Portfolio and Lehman Brothers U.S. Aggregate Index

During the twelve-month period ended July 31, 2005, the High Grade Bond Portfolio underperformed the Lehman Brothers U.S. Aggregate Index ("Aggregate Index"), as reflected by the 3.93% non-standardized total return produced by the Portfolio versus the 4.79% total return produced by the Index.

The total returns for the major components of the Aggregate Index for this period were as follow: U.S. Government (37% of the Index), 4.39%; U.S. Fixed Rate Mortgage-backed (34% of the Index), 4.67%; and U.S. Investment Grade Corporate (20% of the Index), 5.77%. The Index had an effective duration1 of 4.39 as of July 31, 2005. In comparison, the Portfolio had approximately 51% of its assets invested in corporate securities, 43% in mortgage-backed securities and 6% in cash equivalents as of July 31, 2005. The effective duration of the Portfolio was 4.33 as of July 31, 2005. Based on this measure, the Portfolio and the Index would be expected to respond relatively the same to any given movement in interest rates. The Portfolio had a higher exposure to the outperforming investment grade corporate bond market and fixed rate mortgage-backed market than the Aggregate Index. However, these positives were not enough to offset Portfolio expenses and the total return trailed the Index by 86 basis points (.86%).

During the reporting period, the major changes to the Portfolio were an increase in its holdings of corporate securities and a decrease in its holdings of cash equivalents. Our current view is that the general trend in interest rates will be slightly higher, and given the flatness of the yield curve and the narrow level of credit spreads, we feel that it is prudent to maintain a Portfolio duration near or below that of the Aggregate Index.

1  Duration is a measure of interest rate risk for individual securities and portfolios. The lower the duration for a security or portfolio, the less sensitive it is to movements in interest rates.

Comparison of Change in Value of $10,000 Investment in
the Strategic Yield Portfolio and Lehman Brothers U.S. Credit/High Yield Index

During the twelve-month period ended July 31, 2005, the 7.34% non-standardized total return produced by the Strategic Yield Portfolio was above the 7.03% total return produced by the Lehman Brothers U.S. Credit/High Yield Index ("High Yield Index").

The total returns for the two components of the High Yield Index over this period were as follows: U.S. Investment Grade Credit (77% of the Index), 5.76% and U.S. High Yield (23% of the Index), 11.28%. In comparison, the Portfolio had approximately 54% of its assets invested in corporate securities rated as non-investment grade or high yield by Moody's and/or Standard & Poor's, 36% of its assets invested in corporate securities rated investment grade by both Moody's and Standard & Poor's and 10% of its assets invested in cash equivalents.

The Portfolio had a return higher than the High Yield Index during the period mainly due to its higher exposure to high yield issues than the Index, which more than offset Portfolio expenses.

Given the outperformance of high yield bonds over this period, we feel that this sector has become less attractive and therefore we may lean toward adding more investment grade issues to the Portfolio going forward. As always, we will attempt to seek out securities in both the investment grade and non-investment grade markets that we feel offer attractive potential returns for the amount of risk taken.

Comparison of Change in Value of $10,000 Investment in
the Managed Portfolio and S&P 500

The Managed Portfolio returned 11.73% (non-standardized) for fiscal year 2005, underperforming the S&P 500's return of 14.04%. This Portfolio is a tactical asset allocation portfolio with an investment emphasis on securities producing income and potential for capital appreciation. For this reason, neither its performance nor its constitution will likely mirror any one particular equity index over long periods of time.

Given the historically low level of intermediate- and long-term interest rates, we continue to weight this Portfolio more heavily towards equities than either cash or fixed-income securities. As of July 31, 2005, the Portfolio was weighted approximately two-thirds equities, with the balance in fixed-income securities and cash equivalents. While its equities performed in line with the S&P 500, its less than full equity exposure led it to underperform the S&P 500.

We currently find dividend-paying equities to be more attractive than the low rates on high quality fixed-income securities. As long as this scenario remains, we will be more likely to add to the Portfolio's equity exposure than to its fixed-income exposure.

Comparison of Change in Value of $10,000 Investment in
the Value Growth Portfolio and S&P 500

For the fiscal year ended July 31, 2005, the non-standardized total return for the Value Growth Portfolio was 17.91%, compared to 14.04% for its benchmark, the S&P 500 Stock Composite Index (the "S&P 500").

The S&P 500 recorded gains across most sectors for the twelve-month period, but it benefited most from the performance of its energy, financials and consumer discretionary constituents. Its weakest performing sectors were materials and telecommunication services. Value Growth likewise benefited from its energy exposure, particularly given its overweight position in the sector relative to the S&P 500. The Portfolio was underweight in the financials and consumer discretionary sectors, so it lagged the S&P 500 here. However, its overweight health care position boosted performance relative to the benchmark. Similar to the S&P 500, the Portfolio's materials sector holdings performed poorly for the period.

We have not significantly modified our strategy for the Portfolio in the past twelve months, but our attention to valuation has led us to add numerous large-cap S&P 500 constituents. This segment of the market has become attractively valued following its relatively flat performance for the past five years. New large-cap holdings in this fiscal year included Wal-Mart, Anheuser-Busch, BellSouth, Metlife and Boston Scientific. Additionally, we added to existing positions in Cisco Systems and Pfizer. These names have typically been common holdings among large growth funds, but we are finding their valuations just as-or even more-attractive than valuations among small and medium-sized stocks.

Comparison of Change in Value of $10,000 Investment in
the Blue Chip Portfolio and S&P 500

The Blue Chip Portfolio is designed to represent the large capitalization sector of the domestic equity market. As such, it remains substantially invested in approximately 50 such common stock issues at all times.

For fiscal year 2005, the Portfolio returned 7.98% (non-standardized), relative to 14.04% for the S&P 500 and 7.28% for the Dow Jones Industrial Average (the "Dow").

The S&P 500 benefited from the performance of its smaller constituents, as well as that of its energy, financials, health care and technology elements. The Blue Chip Portfolio performed more comparably to the Dow, reporting more modest gains in the sectors in which the S&P 500 excelled for the period. In the past twelve months, the Blue Chip Portfolio also followed the Dow more closely than it did the S&P 500 due to the Portfolio's large-cap stock tendency; the Dow consists primarily of large-cap stocks, while the S&P 500 contains both large- and mid-cap stocks.

EQUITRUST SERIES FUND, INC.

July 31, 2005

Value Growth Portfolio

Portfolio Holdings by Industry Sector

High Grade Bond Portfolio

Portfolio Holdings by Credit Quality and Type of Security**

Strategic Yield Portfolio

Portfolio Holdings by Credit Quality and Type of Security**

*  This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

**  Credit quality as reported by Standard & Poor's.

EQUITRUST SERIES FUND, INC.

July 31, 2005

Managed Portfolio

Portfolio Holdings by Industry Sector

Money Market Portfolio

Portfolio Holdings by Asset Type

Blue Chip Portfolio

Portfolio Holdings by Industry Sector

*  This category may include short-term investments in commercial paper, money market mutual funds and U.S. government agencies, along with cash, receivables, prepaid expenses and other assets, less liabilities.

Expense Example:

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including contingent deferred sales charges if your investment is held for six years or less (Class B shares only), and exchange fees (Class B shares only); and (2) ongoing costs, including management fees; distribution (12b-1) fees (Class B shares only); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a given Portfolio and Share Class of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on February 1, 2005 and held until July 31, 2005.

Actual Expenses –

The first line for each Portfolio and Share Class in the following table provides information about actual account values and actual expenses for that Portfolio and Share Class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" for the same Portfolio and Share Class to estimate the expenses you paid on your account during this period. The Fund also charges Class B shareholders with certain retirement and savings accounts an annual fee of $10 per year for fiduciary expenses. These Class B shareholders should reduce their ending account value and increase their expenses by the amount of the annual fee ($5 for a one-half year period) to estimate total ongoing expenses.

Hypothetical Example for Comparison Purposes –

The second line for each Portfolio and Share Class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of that Portfolio and Share Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Portfolio and Share Class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a given Portfolio and Share Class of the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund also charges Class B shareholders with certain retirement and savings accounts an annual fee of $10 per year for fiduciary expenses. These Class B shareholders should reduce their ending account value and increase their expenses by the amount of the annual fee ($5 for a one-half year period) to estimate total ongoing expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges or exchange fees (Class B shares only). Therefore, the second line for each Portfolio and Share Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transactional costs were included, your costs would have been higher.

Portfolio and Share Class	Beginning Account Value 2/1/2005	Ending Account Value 7/31/2005	Expenses Paid During Period* 2/1/2005 - 7/31/2005	Annualized Expense Ratio
Value Growth – Class B Actual Hypothetical **	$1,000 $1,000	$1,084.97 $1,017.23	$8.10 $7.84	1.58%

Value Growth – Class I Actual Hypothetical **	$1,000 $1,000	$1,089.20 $1,021.70	$3.45 $3.34	0.67%

High Grade Bond – Class B Actual Hypothetical **	$1,000 $1,000	$1,003.02 $1,016.72	$8.30 $8.35	1.68%

High Grade Bond – Class I Actual Hypothetical **	$1,000 $1,000	$1,007.81 $1,021.47	$3.54 $3.56	0.72%

Strategic Yield – Class B Actual Hypothetical **	$1,000 $1,000	$1,013.82 $1,015.51	$9.55 $9.56	1.93%

Strategic Yield – Class I Actual Hypothetical **	$1,000 $1,000	$1,020.25 $1,020.82	$4.22 $4.22	0.85%

Managed – Class B Actual Hypothetical **	$1,000 $1,000	$1,056.15 $1,016.18	$9.07 $8.89	1.79%

Managed – Class I Actual Hypothetical **	$1,000 $1,000	$1,061.76 $1,021.08	$4.04 $3.96	0.80%

Money Market – Class B Actual Hypothetical **	$1,000 $1,000	$1,004.83 $1,016.03	$8.99 $9.04	1.82%

Money Market – Class I Actual Hypothetical **	$1,000 $1,000	$1,009.09 $1,020.27	$4.75 $4.78	0.96%

Blue Chip – Class B Actual Hypothetical **	$1,000 $1,000	$1,026.78 $1,017.90	$7.20 $7.17	1.44%

Blue Chip – Class I Actual Hypothetical **	$1,000 $1,000	$1,032.12 $1,022.90	$2.14 $2.13	0.43%

* Expenses are equal to the Annualized Expense Ratio as shown in the table for each Portfolio and Class, multiplied by the average account value over the period, multiplied by 179 days and divided by 364 to reflect the one-half year period.

** Hypothetical examples are based on 5% return before expenses.

EQUITRUST SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2005

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio
ASSETS
Investments in securities, at value (cost - $70,957,044; $14,489,357; $12,235,005; $38,362,541; $3,438,395; and $41,730,450, respectively)	$81,949,903	$14,948,759	$12,927,794
Cash	24,865	1,649	86,911
Receivables:
Accrued dividends and interest	90,210	151,700	192,125
Fund shares sold	9,184	-	4,095
Prepaid expense and other assets	1,268	245	213
Total Assets	82,075,430	15,102,353	13,211,138
LIABILITIES
Payable to EquiTrust Investment Management Services, Inc.	21,558	7,001	6,346
Payable for fund shares redeemed	2,793	12,926	5,450
Dividends payable	-	4,276	8,885
Accrued expenses	15,405	8,298	7,621
Total Liabilities	39,756	32,501	28,302
NET ASSETS	$82,035,674	$15,069,852	$13,182,836
ANALYSIS OF NET ASSETS
Capital stock (5,000,000,000 shares authorized, $0.001 par value)	$5,947	$1,432	$1,330
Paid-in capital	87,706,648	14,661,191	13,546,882
Accumulated undistributed net investment income	329,673	-	-
Accumulated undistributed net realized loss from investment transactions	(16,999,453)	(52,173)	(1,058,165)
Net unrealized appreciation of investments	10,992,859	459,402	692,789
NET ASSETS	$82,035,674	$15,069,852	$13,182,836
NET ASSET VALUE PER SHARE
Class B: Net Assets	$75,905,026	$11,153,188	$9,927,324
Shares issued and outstanding	5,505,273	1,059,880	1,001,339
Net Asset Value Per Share	$13.79	$10.52	$9.91
Class I: Net Assets	$6,130,648	$3,916,664	$3,255,512
Shares issued and outstanding	440,369	371,950	328,548
Net Asset Value Per Share	$13.92	$10.53	$9.91

See accompanying notes.

	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
ASSETS
Investments in securities, at value (cost - $70,957,044; $14,489,357; $12,235,005; $38,362,541; $3,438,395; and $41,730,450, respectively)	$44,953,900	$3,438,395	$59,841,698
Cash	10,451	23,707	25,066
Receivables:
Accrued dividends and interest	76,662	1,234	92,043
Fund shares sold	412	100	3,914
Prepaid expense and other assets	689	54	972
Total Assets	45,042,114	3,463,490	59,963,693
LIABILITIES
Payable to EquiTrust Investment Management Services, Inc.	15,568	940	22,750
Payable for fund shares redeemed	10,983	-	30,591
Dividends payable	3,142	2,963	-
Accrued expenses	11,822	6,353	15,525
Total Liabilities	41,515	10,256	68,866
NET ASSETS	$45,000,599	$3,453,234	$59,894,827
ANALYSIS OF NET ASSETS
Capital stock (5,000,000,000 shares authorized, $0.001 par value)	$2,945	$3,453	$1,501
Paid-in capital	39,119,982	3,449,781	45,096,469
Accumulated undistributed net investment income	257	-	297,083
Accumulated undistributed net realized loss from investment transactions	(713,944)	-	(3,611,474)
Net unrealized appreciation of investments	6,591,359	-	18,111,248
NET ASSETS	$45,000,599	$3,453,234	$59,894,827
NET ASSET VALUE PER SHARE
Class B: Net Assets	$38,192,687	$2,953,134	$49,325,638
Shares issued and outstanding	2,500,418	2,953,134	1,236,806
Net Asset Value Per Share	$15.27	$1.00	$39.88
Class I: Net Assets	$6,807,912	$500,100	$10,569,189
Shares issued and outstanding	444,383	500,100	263,127
Net Asset Value Per Share	$15.32	$1.00	$40.17

EQUITRUST SERIES FUND, INC.
STATEMENTS OF OPERATIONS

Year Ended July 31, 2005

	Value Growth Portfolio	High Grade Bond Portfolio	Strategic Yield Portfolio	Managed Portfolio	Money Market Portfolio	Blue Chip Portfolio
INVESTMENT INCOME
Dividends	$1,343,089	$35,497	$51,900	$685,557	$-	$1,460,561
Interest	202,203	853,794	881,429	486,131	79,741	27,258
Less foreign tax withholding	(3,908)	-	-	(2,763)	-	-
Total Investment Income	1,541,384	889,291	933,329	1,168,925	79,741	1,487,819
EXPENSES
Paid to Affiliates:
Investment advisory and management fees	394,438	64,340	73,602	259,847	8,774	149,576
Transfer and dividend disbursing agent fees	146,012	31,417	34,697	98,854	5,478	143,976
Distribution fees	366,709	59,383	51,276	185,827	15,049	246,801
Administrative service fees	183,355	29,691	25,641	92,913	7,524	123,401
Accounting fees	30,000	8,043	6,691	21,654	1,755	29,915
Custodian fees	9,967	8,417	6,767	12,915	5,315	13,184
Professional fees	32,008	11,969	10,907	18,462	8,161	20,719
Directors' fees and expenses	8,287	1,679	1,400	4,549	365	6,293
Reports to shareholders	26,909	5,885	4,699	14,876	1,220	20,766
Registration fees	10,067	7,080	6,976	8,130	5,933	8,955
Miscellaneous	5,679	1,285	998	3,164	276	4,432
Total Expenses	1,213,431	229,189	223,654	721,191	59,850	768,018
Waiver of fees	-	-	-	-	(9,007)	-
Fees paid indirectly	(2,158)	(458)	(369)	(926)	(63)	(1,639)
Net Expenses	1,211,273	228,731	223,285	720,265	50,780	766,379
Net Investment Income	330,111	660,560	710,044	448,660	28,961	721,440
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	6,141,276	(2,314)	53,972	2,762,311	-	617,152
Change in unrealized appreciation of investments	6,605,366	21,227	231,676	1,672,770	-	3,389,335
Net Gain on Investments	12,746,642	18,913	285,648	4,435,081	-	4,006,487
Net Increase in Net Assets Resulting from Operations	$13,076,753	$679,473	$995,692	$4,883,741	$28,961	$4,727,927

See accompanying notes.

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Value Growth Portfolio		High Grade Bond Portfolio
	Year Ended July 31,		Year Ended July 31,
	2005	2004	2005	2004
OPERATIONS
Net investment income	$330,111	$143,001	$660,560	$711,124
Net realized gain (loss) from investment transactions	6,141,276	3,748,901	(2,314)	(49,859)
Change in unrealized appreciation of investments	6,605,366	6,451,618	21,227	217,059
Net Increase in Net Assets Resulting from Operations	13,076,753	10,343,520	679,473	878,324
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class B	(96,514)	(168,740)	(458,122)	(495,194)
Class I	(51,249)	(53,781)	(202,438)	(215,930)
Net realized gain from investment transactions:
Class B	-	-	-	(41,426)
Class I	-	-	-	(13,862)
Total Dividends and Distributions	(147,763)	(222,521)	(660,560)	(766,412)
CAPITAL SHARE TRANSACTIONS	(5,603,543)	(3,089,078)	(1,877,502)	(750,826)
Total Increase (Decrease) in Net Assets	7,325,447	7,031,921	(1,858,589)	(638,914)
NET ASSETS
Beginning of year	74,710,227	67,678,306	16,928,441	17,567,355
End of year (including accumulated undistributed net investment income as set forth below)	$82,035,674	$74,710,227	$15,069,852	$16,928,441
Accumulated Undistributed Net Investment Income	$329,673	$147,325	$-	$-

See accompanying notes.

EQUITRUST SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Strategic Yield Portfolio		Managed Portfolio
	Year Ended July 31,		Year Ended July 31,
	2005	2004	2005	2004
OPERATIONS
Net investment income	$710,044	$772,902	$448,660	$492,455
Net realized gain (loss) from investment transactions	53,972	(70,371)	2,762,311	2,084,212
Change in unrealized appreciation of investments	231,676	637,877	1,672,770	1,916,339
Net Increase in Net Assets Resulting from Operations	995,692	1,340,408	4,883,741	4,493,006
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class B	(518,869)	(586,038)	(332,855)	(386,391)
Class I	(191,175)	(186,864)	(115,676)	(106,159)
Net realized gain from investment transactions:
Class B	-	-	-	-
Class I	-	-	-	-
Total Dividends and Distributions	(710,044)	(772,902)	(448,531)	(492,550)
CAPITAL SHARE TRANSACTIONS	(363,384)	(572,235)	(1,313,205)	(1,325,225)
Total Increase (Decrease) in Net Assets	(77,736)	(4,729)	3,122,005	2,675,231
NET ASSETS
Beginning of year	13,260,572	13,265,301	41,878,594	39,203,363
End of year (including accumulated undistributed net investment income as set forth below)	$13,182,836	$13,260,572	$45,000,599	$41,878,594
Accumulated Undistributed Net Investment Income	$-	$-	$257	$128

See accompanying notes.

	Money Market Portfolio		Blue Chip Portfolio
	Year Ended July 31,		Year Ended July 31,
	2005	2004	2005	2004
OPERATIONS
Net investment income	$28,961	$9,187	$721,440	$434,445
Net realized gain (loss) from investment transactions	-	-	617,152	(331,809)
Change in unrealized appreciation of investments	-	-	3,389,335	4,717,175
Net Increase in Net Assets Resulting from Operations	28,961	9,187	4,727,927	4,819,811
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Class B	(22,177)	(4,226)	(454,322)	(235,609)
Class I	(6,784)	(4,961)	(197,808)	(148,432)
Net realized gain from investment transactions:
Class B	-	-	-	-
Class I	-	-	-	-
Total Dividends and Distributions	(28,961)	(9,187)	(652,130)	(384,041)
CAPITAL SHARE TRANSACTIONS	(33,223)	(1,285,240)	(2,601,251)	(351,195)
Total Increase (Decrease) in Net Assets	(33,223)	(1,285,240)	1,474,546	4,084,575
NET ASSETS
Beginning of year	3,486,457	4,771,697	58,420,281	54,335,706
End of year (including accumulated undistributed net investment income as set forth below)	$3,453,234	$3,486,457	$59,894,827	$58,420,281
Accumulated Undistributed Net Investment Income	$-	$-	$297,083	$227,773

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO

July 31, 2005

	Shares Held	Value
COMMON STOCKS (90.70%)
AUTOMOTIVE REPAIR, SERVICES AND PARKING (0.54%)
Ryder System, Inc.	11,500	$448,385
BUSINESS SERVICES (5.14%)
Affiliated Computer Services, Inc.-Class A (1)	7,100	354,787
Computer Associates International, Inc.	22,562	619,327
Compuware Corp. (1)	29,950	252,478
Electronic Data Systems Corp.	8,755	180,090
Fair Isaac & Company, Inc.	6,667	250,879
First Data Corp.	5,130	211,048
Microsoft Corp.	31,553	808,072
Oracle Corp. (1)	17,300	234,934
SunGard Data Systems, Inc. (1)	7,400	265,586
Symantec Corp. (1)	47,483	1,043,205
		4,220,406
CHEMICALS AND ALLIED PRODUCTS (14.15%)
Abbott Laboratories	12,450	580,543
Biogen Idec, Inc. (1)	6,200	243,598
Bristol-Myers Squibb Co.	27,550	688,199
Colgate-Palmolive Co.	4,575	242,200
E.I. du Pont de Nemours & Co.	17,765	758,210
GlaxoSmithKline PLC	7,675	364,102
IVAX Corp. (1)	20,250	515,970
Johnson & Johnson	13,464	861,157
KV Pharmaceutical Co.- Class A (1)	15,150	241,037
Merck & Co., Inc.	14,469	449,407
Mylan Laboratories, Inc.	50,200	871,472
Olin Corp.	9,600	176,160
Perrigo Co.	29,115	404,699
Pfizer, Inc.	59,434	1,575,001
Schering-Plough Corp.	31,650	658,953
Sensient Technologies Corp.	76,831	1,460,557
SurModics, Inc. (1)	9,841	382,421

	Shares Held	Value
Taro Pharmaceutical Industries, Ltd. (1)	9,750	$229,028
Teva Pharmaceutical Industries, Ltd.	14,430	453,102
Wyeth	9,830	449,723
		11,605,539
COMMUNICATIONS (2.71%)
BellSouth Corp.	15,100	416,760
Centurytel, Inc.	22,280	765,764
Comcast Corp.-Class A (1)	6,470	198,823
Nextel Communications, Inc. (1)	24,200	842,160
		2,223,507
DEPOSITORY INSTITUTIONS (7.29%)
AmSouth Bancorp.	16,260	453,817
Bank of America Corp.	17,412	759,163
Bank of New York Co., Inc.	12,209	375,793
BOK Financial Corp.	4,900	238,532
Citigroup, Inc.	30,349	1,320,181
National City Corp.	10,030	370,207
New York Community Bancorp., Inc.	29,770	546,577
U. S. Bancorp.	26,707	802,812
Wachovia Corp.	11,922	600,630
Wilmington Trust Corp.	13,700	513,887
		5,981,599
EATING AND DRINKING PLACES (0.74%)
Wendy's International, Inc.	11,700	604,890
ELECTRIC, GAS AND SANITARY SERVICES (3.57%)
Alliant Energy Corp.	13,505	392,995
Atmos Energy Corp.	24,288	708,238
Black Hills Corp.	11,160	445,061
Nisource, Inc.	19,000	461,510
Pepco Holdings, Inc.	19,900	475,013
Xcel Energy, Inc.	23,065	447,692
		2,930,509
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (3.37%)
Acuity Brands, Inc.	16,167	471,753
ADC Telecommunications, Inc. (1)	25,651	670,517

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (continued)

	Shares Held	Value
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT - continued
Cisco Systems, Inc. (1)	42,500	$813,875
ECI Telecom, Ltd. (1)	20,000	162,200
Emerson Electric Co.	2,900	190,820
Intel Corp.	15,600	423,384
JDS Uniphase Corp. (1)	21,600	32,616
		2,765,165
ENGINEERING AND MANAGEMENT SERVICES (0.38%)
Shaw Group, Inc. (1)	16,300	311,656
FOOD AND KINDRED PRODUCTS (3.18%)
Anheuser-Busch Cos., Inc.	8,485	376,310
Coca-Cola Co.	9,450	413,532
ConAgra Foods, Inc.	33,562	762,193
General Mills, Inc.	4,000	189,600
Sara Lee Corp.	35,000	697,550
TreeHouse Foods, Inc. (1)	5,535	169,273
		2,608,458
FOOD STORES (1.15%)
7-Eleven, Inc. (1)	10,730	363,211
Kroger Co. (1)	29,178	579,183
		942,394
GENERAL MERCHANDISE STORES (2.59%)
Federated Department Stores, Inc.	8,065	611,892
Fred's, Inc.	33,815	652,630
Target Corp.	9,200	540,500
Wal-Mart Stores, Inc.	6,500	320,775
		2,125,797
HEALTH SERVICES (2.68%)
Laboratory Corp. of America Holdings (1)	14,964	758,226
Lifepoint Hospitals, Inc. (1)	14,432	674,840
Universal Health Services, Inc.-Class B	14,725	766,289
		2,199,355
HOLDING AND OTHER INVESTMENT OFFICES (0.51%)
Highwoods Properties, Inc.	13,310	421,262

	Shares Held	Value
INDUSTRIAL MACHINERY AND EQUIPMENT (4.40%)
3M Co.	3,300	$247,500
Deere & Co.	5,480	402,944
EMC Corp. (1)	32,700	447,663
Hewlett-Packard Co.	10,700	263,434
Ingersoll-Rand Co., Ltd.- Class A	14,100	1,102,197
Solectron Corp. (1)	26,600	102,144
SPX Corp.	14,436	705,632
Stanley Works (The)	6,900	337,617
		3,609,131
INSTRUMENTS AND RELATED PRODUCTS (4.10%)
Agilent Technologies, Inc. (1)	12,000	314,880
Becton Dickinson & Co.	18,746	1,037,966
Boston Scientific Corp. (1)	6,610	191,359
Fisher Scientific International, Inc. (1)	9,072	608,278
Medtronic, Inc.	8,900	480,066
Perkinelmer, Inc.	13,800	289,524
Steris Corp.	16,112	437,763
		3,359,836
INSURANCE CARRIERS (5.29%)
Allstate Corp.	11,580	709,391
American International Group, Inc.	13,040	785,008
MBIA, Inc.	16,200	983,988
MetLife, Inc.	5,070	249,140
Protective Life Corp.	11,000	479,160
Safeco Corp.	7,260	398,864
Wellpoint, Inc. (1)	10,328	730,603
		4,336,154
METAL MINING (1.57%)
Barrick Gold Corp.	38,000	931,000
Placer Dome, Inc.	25,700	356,459
		1,287,459
MISCELLANEOUS MANUFACTURING INDUSTRIES (0.55%)
Hasbro, Inc.	20,600	451,964

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (continued)

	Shares Held	Value
MOTION PICTURES (0.77%)
News Corp.-Class A	22,810	$373,628
Time Warner, Inc. (1)	15,100	257,002
		630,630
NONDEPOSITORY INSTITUTIONS (0.74%)
Federal Home Loan Mortgage Corp.	9,600	607,488
OIL AND GAS EXTRACTION (6.42%)
Apache Corp.	7,100	485,640
Burlington Resources, Inc.	40,000	2,564,400
Occidental Petroleum Co.	11,800	970,904
Rowan Cos., Inc.	21,100	720,776
Whiting Petroleum Corp. (1)	13,200	527,340
		5,269,060
PAPER AND ALLIED PRODUCTS (2.04%)
Abitibi Consolidated, Inc.	143,400	684,018
Bemis Co., Inc.	14,830	400,410
International Paper Co.	12,100	382,360
Sonoco Products Co.	7,300	202,940
		1,669,728
PETROLEUM AND COAL PRODUCTS (4.99%)
BP PLC	7,500	494,100
Chevron Corp.	20,000	1,160,200
ConocoPhillips	38,932	2,436,754
		4,091,054
PRIMARY METAL INDUSTRIES (0.90%)
Northwest Pipe Co. (1)	28,485	740,895
PRINTING AND PUBLISHING (1.80%)
Belo Corp.-Series A	40,800	974,304
R.R. Donnelley & Sons Co.	14,000	504,700
		1,479,004
RAILROAD TRANSPORTATION (0.27%)
Union Pacific Corp.	3,130	220,070
TOBACCO PRODUCTS (1.66%)
Altria Group, Inc.	20,400	1,365,984

	Shares Held	Value
TRANSPORTATION EQUIPMENT (2.99%)
Federal Signal Corp.	17,200	$301,000
Honeywell International, Inc.	29,800	1,170,544
ITT Industries, Inc.	9,200	978,880
		2,450,424
WHOLESALE TRADE - NONDURABLE GOODS (2.25%)
Dean Foods Co. (1)	27,677	988,069
Safeway, Inc.	35,135	853,781
		1,841,850
MISCELLANEOUS EQUITIES (1.96%)
H & Q Life Sciences Investors	33,032	571,454
NASDAQ-100 Trust	26,100	1,032,777
		1,604,231
Total Common Stocks (Cost $63,411,025)		74,403,884
SHORT-TERM INVESTMENTS (9.20%)
MONEY MARKET MUTUAL FUND (0.58%)
Blackrock Liquidity Funds, T-Fund Portfolio (Cost $477,726)	477,726	477,726
	Principal Amount
COMMERCIAL PAPER (2.56%)
NONDEPOSITORY INSTITUTIONS
American Express Credit Corp., 3.24%, due 08/04/05	$250,000	250,000
American Express Credit Corp., 3.24%, due 08/04/05	400,000	400,000
American General Finance Corp., 3.31%, due 08/16/05	600,000	600,000

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
VALUE GROWTH PORTFOLIO (continued)

	Principal Amount	Value
NONDEPOSITORY INSTITUTIONS - continued
General Electric Capital Corp., 3.27%, due 08/09/05	$850,000	$850,000
Total Commercial Paper (Cost $2,100,000)		2,100,000
UNITED STATES GOVERNMENT AGENCIES (6.06%)
Federal Home Loan Bank, due 08/10/05	1,000,000	999,027
Federal Home Loan Bank, due 08/19/05	1,200,000	1,197,858
Federal Home Loan Bank, due 08/24/05	475,000	473,911
Federal National Mortgage Assoc., due 08/01/05	1,200,000	1,199,790
Federal National Mortgage Assoc., due 08/22/05	1,100,000	1,097,707
Total United States Government Agencies (Cost $4,968,293)		4,968,293
Total Short-Term Investments (Cost $7,546,019)		7,546,019
Total Investments (Cost $70,957,044) (99.90%)		81,949,903
OTHER ASSETS LESS LIABILITIES (0.10%)
Cash, receivables, prepaid expense and other assets, less liabilities		85,771
Total Net Assets (100.00%)		$82,035,674

(1)  Non-income producing securities.

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO

July 31, 2005

	Shares Held	Value
PREFERRED STOCKS (3.03%)
HOLDING AND OTHER INVESTMENT OFFICES
New Plan Excel Realty Trust-Series D, 7.80% (Cost $450,000)	9,000	$457,032
	Principal Amount
CORPORATE BONDS (47.76%)
DEPOSITORY INSTITUTIONS (1.72%)
Washington Mutual Bank, 5.65%, due 08/15/14	$250,000	259,507
ELECTRIC, GAS AND SANITARY SERVICES (11.22%)
Maritime & NE Pipeline, 144A, 7.70%, due 11/30/19 (1)	600,000	697,734
Oglethorpe Power Corp., 6.974%, due 06/30/11	412,000	434,656
PacifiCorp, 6.90%, due 11/15/11	500,000	557,680
		1,690,070
FOOD STORES (1.10%)
Ahold Finance USA, Inc., 8.25%, due 07/15/10	150,000	165,375
FOOD AND KINDRED PRODUCTS (1.31%)
Diageo Capital PLC, 4.375%, due 05/03/10	200,000	197,464
HOLDING AND OTHER INVESTMENT OFFICES (4.78%)
Security Capital Pacific, 7.20%, due 03/01/13	225,000	250,627
Washington REIT, 6.898%, due 02/15/18	450,000	470,012
		720,639
HOTELS AND MOTELS (2.34%)
Meditrust, 7.60%, due 09/13/05	350,000	352,625

	Principal Amount	Value
INSURANCE CARRIERS (2.57%)
SunAmerica, 8.125%, due 04/28/23	$300,000	$386,631
OIL AND GAS EXTRACTION (1.81%)
Burlington Resources, Inc., 9.125%, due 10/01/21	200,000	273,112
SECURITY AND COMMODITY BROKERS (6.45%)
Goldman Sachs Group, Inc., 5.125%, due 01/15/15	300,000	299,682
Morgan Stanley-Series MTNC, 5.125%, due 02/11/19	700,000	672,042
		971,724
TOBACCO PRODUCTS (5.43%)
UST, Inc., 7.25%, due 06/01/09	750,000	817,792
TRANSPORTATION - BY AIR (7.77%)
Continental Airlines, Inc., 6.545%, due 08/02/20	576,630	579,542
Northwest Airlines- Series 1999-2A, 7.575%, due 03/01/19	587,576	592,012
		1,171,554
TRANSPORTATION EQUIPMENT (1.26%)
Ford Motor Co., 9.215%, due 09/15/21	200,000	190,520
Total Corporate Bonds (Cost $6,805,991)		7,197,013
MORTGAGE-BACKED SECURITIES (42.48%)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
Pool # 1512, 7.50%, due 12/20/23	63,374	67,883
Pool # 2588, 5.50%, due 05/01/28	125,693	127,355
Pool # 2631, 7.00%, due 08/01/28	29,917	31,497

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
HIGH GRADE BOND PORTFOLIO (continued)

	Principal Amount	Value
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - continued
Pool # 2658, 6.50%, due 10/01/28	$78,052	$81,360
Pool # 2698, 5.50%, due 01/20/29	104,151	105,471
Pool # 2701, 6.50%, due 01/20/29	82,299	85,725
Pool # 2796, 7.00%, due 08/01/29	35,256	37,093
Pool # 3039, 6.50%, due 02/01/31	10,663	11,101
Pool # 3188, 6.50%, due 02/20/32	117,594	122,419
Pool # 3239, 6.50%, due 05/01/32	78,012	81,213
Pool # 3261, 6.50%, due 07/20/32	77,304	80,477
Pool # 3320, 5.50%, due 12/01/32	659,159	666,966
Pool # 3333, 5.50%, due 01/01/33	451,227	456,445
Pool # 3375, 5.50%, due 04/01/33	139,851	141,468
Pool # 3390, 5.50%, due 05/01/33	657,622	665,225
Pool # 3403, 5.50%, due 06/01/33	749,116	757,777
Pool # 3458, 5.00%, due 10/01/33	788,747	782,321
Pool # 3499, 5.00%, due 01/01/34	411,700	408,193
Pool # 3556, 5.50%, due 05/01/34	333,679	337,508
Pool # 3623, 5.00%, due 10/01/34	934,784	926,819
Pool # 22630, 6.50%, due 08/01/28	38,301	39,924
Pool # 144332, 9.00%, due 07/15/16	2,991	3,260
Pool # 643816, 6.00%, due 07/01/25	372,096	383,760
Total Mortgage-Backed Securities (Cost $6,339,912)		6,401,260

	Principal Amount	Value
UNITED STATES GOVERNMENT AGENCIES (0.00%)
Federal Home Loan Mortgage Corp., 10.15%, due 04/15/06 (Cost $30)	$30	$30
SHORT-TERM INVESTMENTS (5.93%)
UNITED STATES GOVERNMENT AGENCIES (5.31%)
Federal Home Loan Bank, due 08/05/05	400,000	399,791
Federal Home Loan Bank, due 08/10/05	400,000	399,612
Total United States Government Agencies (Cost $799,403)		799,403
	Shares Held
MONEY MARKET MUTUAL FUND (0.62%)
Blackrock Liquidity Funds, T-Fund Portfolio (Cost $94,021)	94,021	94,021
Total Short-Term Investments (Cost $893,424)		893,424
Total Investments (Cost $14,489,357) (99.20%)		14,948,759
OTHER ASSETS LESS LIABILITIES (0.80%)
Cash, receivables, prepaid expense and other assets, less liabilities		121,093
Total Net Assets (100.00%)		$15,069,852

(1)  Each unit was purchased at 104.481 on 04/20/01. As of 07/31/05, the carrying value of each unit was 116.289, representing $697,734 or 4.63% of total net assets.

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO

July 31, 2005

	Shares Held	Value
PREFERRED STOCKS (2.70%)
HOLDING AND OTHER INVESTMENT OFFICES
New Plan Excel Realty Trust- Series D, 7.80% (Cost $350,000)	7,000	$355,469
	Principal Amount
CORPORATE BONDS (85.98%)
APPAREL AND ACCESSORY STORES (5.06%)
Woolworth (FW) Corp., 8.50%, due 01/15/22	$600,000	667,500
CHEMICALS AND ALLIED PRODUCTS (6.43%)
Lyondell Chemical Co., 9.625%, due 05/01/07	600,000	642,750
Nova Chemicals, Ltd., 7.875%, due 09/15/25	200,000	205,000
		847,750
ELECTRIC, GAS AND SANITARY SERVICES (16.49%)
Alliant Energy Resources, Inc., 9.75%, due 01/15/13	500,000	644,640
ESI Tractebel, 7.99%, due 12/30/11	397,000	417,553
Indianapolis Power & Light Co., 7.05%, due 02/01/24	250,000	253,922
Semco Energy, Inc., 7.125%, due 05/15/08	600,000	618,000
Waterford 3 Nuclear Power Plant, 8.09%, due 01/02/17	221,458	239,142
		2,173,257
GENERAL MERCHANDISE STORES (0.02%)
DR Structured Finance, 8.35%, due 02/15/04 (1)	30,562	3,056
HOLDING AND OTHER INVESTMENT OFFICES (20.68%)
Bradley Operating LP, 7.20%, due 01/15/08	500,000	520,460

	Principal Amount	Value
Federal Realty Investment Trust, 7.48%, due 08/15/26	$600,000	$643,984
First Industrial LP, 7.60%, due 07/15/28	300,000	342,927
HRPT Properties, 6.25%, due 08/15/16	125,000	133,633
iStar Financial, Inc., 7.00%, due 03/15/08	200,000	210,636
iStar Financial, Inc.-Series B, 5.70%, due 03/01/14	421,000	424,688
Price Development Co., 7.29%, due 03/11/08	187,500	193,633
Spieker Properties LP, 7.35%, due 12/01/17	220,000	255,787
		2,725,748
INSURANCE CARRIERS (6.86%)
Markel Capital Trust, 8.71%, due 01/01/46	500,000	540,310
PXRE Capital Trust, 8.85%, due 02/01/27	350,000	364,438
		904,748
MOTION PICTURES (1.90%)
Time Warner, Inc., 8.375%, due 03/15/23	200,000	250,852
PAPER AND ALLIED PRODUCTS (12.68%)
Bowater, Inc., 9.375%, due 12/15/21	400,000	440,000
Cascades, Inc., 7.25%, due 02/15/13	500,000	502,500
Potlatch Corp., 12.50%, due 12/01/09	600,000	729,750
		1,672,250
TRANSPORTATION - BY AIR (3.86%)
Continental Airlines, Inc., 7.461%, due 04/01/15	360,379	339,549
Northwest Airlines- Series 1999-2A, 7.575%, due 03/01/19	167,879	169,146
		508,695

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
STRATEGIC YIELD PORTFOLIO (continued)

	Principal Amount	Value
TRANSPORTATION SERVICES (2.22%)
Preston Corp., 7.00%, due 05/01/11	$306,000	$292,230
WATER TRANSPORTATION (7.16%)
Overseas Shipholding Group, Inc., 8.75%, due 12/01/13	400,000	450,000
Windsor Petroleum Transportation, 144A, 7.84%, due 01/15/21 (2)	500,000	493,490
		943,490
WHOLESALE TRADE - NONDURABLE GOODS (2.62%)
Safeway, Inc., 7.45%, due 09/15/27	300,000	345,513
Total Corporate Bonds (Cost $10,647,769)		11,335,089
SHORT-TERM INVESTMENTS (9.39%)
COMMERCIAL PAPER (2.28%)
NONDEPOSITORY INSTITUTIONS
American Express Credit Corp., 3.39%, due 08/17/05 (Cost $300,000)	300,000	300,000
UNITED STATES GOVERNMENT AGENCIES (4.36%)
Federal Home Loan Bank, due 08/03/05	200,000	199,930
Federal Home Loan Bank, due 08/10/05	225,000	224,782
Federal Home Loan Mortgage Corp., due 08/01/05	150,000	149,973
Total United States Government Agencies (Cost $574,685)		574,685

	Shares Held	Value
MONEY MARKET MUTUAL FUND (2.75%)
Blackrock Liquidity Funds, T-Fund Portfolio (Cost $362,551)	362,551	$362,551
Total Short-Term Investments (Cost $1,237,236)		1,237,236
Total Investments (Cost $12,235,005) (98.07%)		12,927,794
OTHER ASSETS LESS LIABILITIES (1.93%)
Cash, receivables, prepaid expense and other assets, less liabilities		255,042
Total Net Assets (100.00%)		$13,182,836

(1)  This security is past due. Partial or no interest was received from this security on its last scheduled interest payment date.

(2)  Each unit was purchased at 80.500 on 08/26/99. As of 7/31/05, the carrying value of each unit was 98.698, representing $493,490 or 3.74% of net assets.

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO

July 31, 2005

	Shares Held	Value
COMMON STOCKS (68.00%)
AUTOMOTIVE REPAIR, SERVICES AND PARKING (0.55%)
Ryder System, Inc.	6,300	$245,637
BUSINESS SERVICES (0.53%)
Electronic Data Systems Corp.	5,000	102,850
Symantec Corp. (1)	6,183	135,843
		238,693
CHEMICALS AND ALLIED PRODUCTS (11.02%)
Bristol-Myers Squibb Co.	13,330	332,983
Colgate-Palmolive Co.	2,535	134,203
E.I. du Pont de Nemours & Co.	9,905	422,745
GlaxoSmithKline PLC	4,100	194,504
IVAX Corp. (1)	11,125	283,465
Johnson & Johnson	7,518	480,851
KV Pharmaceutical Co.- Class A (1)	7,050	112,165
Merck & Co., Inc.	10,046	312,029
Mylan Laboratories, Inc.	27,300	473,928
Olin Corp.	11,300	207,355
Pfizer, Inc.	32,552	862,628
Schering-Plough Corp.	9,700	201,954
Sensient Technologies Corp.	44,389	843,835
Taro Pharmaceutical Industries, Ltd. (1)	4,155	97,601
		4,960,246
COMMUNICATIONS (2.58%)
BellSouth Corp.	12,300	339,480
Centurytel, Inc.	12,080	415,190
Comcast Corp.-Class A (1)	3,057	93,942
Nextel Communications, Inc. (1)	8,900	309,720
		1,158,332
DEPOSITORY INSTITUTIONS (7.48%)
AmSouth Bancorp.	11,510	321,244
Bank of America Corp.	9,352	407,747
Bank of New York Co., Inc.	6,783	208,781
BOK Financial Corp.	2,700	131,436

	Shares Held	Value
Citigroup, Inc.	11,913	$518,215
National City Corp.	5,615	207,250
New York Community Bancorp., Inc.	27,530	505,451
U. S. Bancorp.	14,712	442,243
Wachovia Corp.	6,234	314,069
Wilmington Trust Corp.	8,200	307,582
		3,364,018
ELECTRIC, GAS AND SANITARY SERVICES (5.72%)
Alliant Energy Corp.	14,870	432,717
Atmos Energy Corp.	29,148	849,956
Black Hills Corp.	6,300	251,244
Nisource, Inc.	10,500	255,045
Pepco Holdings, Inc.	22,400	534,688
Xcel Energy, Inc.	12,765	247,769
		2,571,419
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (1.08%)
Acuity Brands, Inc.	9,084	265,071
Cisco Systems, Inc. (1)	11,600	222,140
		487,211
ENGINEERING AND MANAGEMENT SERVICES (0.45%)
Shaw Group, Inc. (1)	10,600	202,672
FOOD AND KINDRED PRODUCTS (2.03%)
Anheuser-Busch Cos., Inc.	4,615	204,675
ConAgra Foods, Inc.	14,622	332,066
Sara Lee Corp.	15,000	298,950
TreeHouse Foods, Inc. (1)	2,592	79,257
		914,948
FOOD STORES (0.72%)
Kroger Co. (1)	16,404	325,619
GENERAL MERCHANDISE STORES (1.45%)
Federated Department Stores, Inc.	4,496	341,112
Fred's, Inc.	6,950	134,135
Wal-Mart Stores, Inc.	3,600	177,660
		652,907

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (continued)

	Shares Held	Value
HEALTH SERVICES (1.08%)
Lifepoint Hospitals, Inc. (1)	5,555	$259,752
Universal Health Services, Inc.-Class B	4,320	224,813
		484,565
HOLDING AND OTHER INVESTMENT OFFICES (0.51%)
Highwoods Properties, Inc.	7,290	230,728
INDUSTRIAL MACHINERY & EQUIPMENT (3.10%)
Hewlett-Packard Co.	5,200	128,024
Ingersoll-Rand Co., Ltd.- Class A	6,278	490,751
SPX Corp.	7,567	369,875
Stanley Works (The)	8,300	406,119
		1,394,769
INSTRUMENTS AND RELATED PRODUCTS (1.95%)
Becton Dickinson & Co.	8,337	461,620
Fisher Scientific International, Inc. (1)	2,576	172,721
Steris Corp.	9,010	244,802
		879,143
INSURANCE CARRIERS (4.18%)
Allstate Corp.	6,235	381,956
American International Group, Inc.	3,710	223,342
MBIA, Inc.	5,368	326,052
MetLife, Inc.	2,800	137,592
Protective Life Corp.	3,400	148,104
Safeco Corp.	4,305	236,517
WellPoint, Inc. (1)	6,062	428,826
		1,882,389
METAL MINING (2.55%)
Barrick Gold Corp.	30,800	754,600
Placer Dome, Inc.	28,300	392,521
		1,147,121
OIL AND GAS EXTRACTION (4.62%)
Apache Corp.	3,900	266,760
Burlington Resources, Inc.	8,200	525,702

	Shares Held	Value
Occidental Petroleum Co.	10,100	$831,028
Rowan Cos., Inc.	9,000	307,440
Whiting Petroleum Corp. (1)	3,700	147,815
		2,078,745
PAPER AND ALLIED PRODUCTS (3.62%)
Abitibi Consolidated, Inc.	99,700	475,569
Bemis Co., Inc.	12,195	329,265
International Paper Co.	13,300	420,280
P.H. Glatfelter Co.	17,300	220,575
Sonoco Products Co.	6,600	183,480
		1,629,169
PETROLEUM AND COAL PRODUCTS (3.59%)
BP PLC	4,400	289,872
ConocoPhillips	21,176	1,325,406
		1,615,278
PRIMARY METAL INDUSTRIES (0.12%)
Wolverine Tube, Inc. (1)	8,250	54,532
PRINTING AND PUBLISHING (1.98%)
Belo Corp.-Series A	19,100	456,108
R.R. Donnelley & Sons Co.	12,100	436,205
		892,313
RAILROAD TRANSPORTATION (0.27%)
Union Pacific Corp.	1,725	121,285
TOBACCO PRODUCTS (1.47%)
Altria Group, Inc.	9,900	662,904
TRANSPORTATION EQUIPMENT (3.28%)
Federal Signal Corp.	21,000	367,500
Honeywell International, Inc.	16,100	632,408
ITT Industries, Inc.	4,470	475,608
		1,475,516
WHOLESALE TRADE - NONDURABLE GOODS (2.07%)
Dean Foods Co. (1)	12,959	462,636
Safeway, Inc.	19,335	469,840
		932,476
Total Common Stocks (Cost $24,006,330)		30,602,635

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (continued)

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES (5.42%)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
Pool # 2796, 7.00%, due 08/01/29	$79,326	$83,459
Pool # 3040, 7.00%, due 02/01/31	49,369	51,923
Pool # 3188, 6.50%, due 02/20/32	117,594	122,419
Pool # 3239, 6.50%, due 05/01/32	199,431	207,616
Pool # 3333, 5.50%, due 01/01/33	394,824	399,389
Pool # 3403, 5.50%, due 06/01/33	223,048	225,627
Pool # 3442, 5.00%, due 09/01/33	786,206	779,800
Pool # 3459, 5.50%, due 10/01/33	559,665	566,136
Total Mortgage-Backed Securities (Cost $2,396,545)		2,436,369
UNITED STATES GOVERNMENT AGENCIES (9.81%)
Government National Mortgage Assoc., 5.00%, due 09/01/23	300,000	296,850
Government National Mortgage Assoc., 5.00%, due 09/01/29	400,000	399,185
Government National Mortgage Assoc., 5.00%, due 05/01/30	440,000	439,693
Government National Mortgage Assoc., 5.00%, due 06/01/31	700,000	698,636
Government National Mortgage Assoc., 5.00%, due 05/01/33	522,000	519,677
Government National Mortgage Assoc., 5.00%, due 06/01/33	1,128,800	1,126,506

	Principal Amount	Value
Government National Mortgage Assoc., 3.47%, due 04/01/34	$386,473	$375,537
Government National Mortgage Assoc., 4.00%, due 10/01/34	568,360	556,020
Total United States Government Agencies (Cost $4,456,874)		4,412,104
SHORT-TERM INVESTMENTS (16.67%)
COMMERCIAL PAPER (5.00%)
DEPOSITORY INSTITUTIONS (2.22%)
Citigroup CP, 3.25%, due 08/09/05	1,000,000	1,000,000
NONDEPOSITORY INSTITUTIONS (2.78%)
American Express Credit Corp., 3.23%, due 08/02/05	1,000,000	1,000,000
General Electric Capital Corp., 3.26%, due 08/01/05	250,000	250,000
		1,250,000
Total Commercial Paper (Cost $2,250,000)		2,250,000
UNITED STATES GOVERNMENT AGENCIES (10.48%)
Federal Home Loan Bank, due 08/05/05	725,000	724,617
Federal Home Loan Bank, due 08/12/05	1,000,000	998,839
Federal Home Loan Bank, due 08/17/05	2,000,000	1,996,770
Federal National Mortgage Assoc., due 08/22/05	1,000,000	997,878
Total United States Government Agencies (Cost $4,718,104)		4,718,104

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MANAGED PORTFOLIO (continued)

	Shares Held	Value
MONEY MARKET MUTUAL FUND (1.19%)
Blackrock Liquidity Funds, T-Fund Portfolio (Cost $534,688)	534,688	$534,688
Total Short-Term Investments (Cost $7,502,792)		7,502,792
Total Investments (Cost $38,362,541) (99.90%)		44,953,900
OTHER ASSETS LESS LIABILITIES (0.10%)
Cash, receivables, prepaid expense and other assets, less liabilities		46,699
Total Net Assets (100.00%)		$45,000,599

(1)  Non-income producing securities.

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO

July 31, 2005

	Annualized Yield on Purchase Date	Principal Amount	Value
SHORT-TERM INVESTMENTS (99.57%)
COMMERCIAL PAPER (13.75%)
NONDEPOSITORY INSTITUTIONS (9.41%)
American Express Credit Corp., 3.30%, due 08/12/05	3.305%	$100,000	$100,000
American General Finance Corp., 3.29%, due 09/06/05	3.287	125,000	125,000
General Electric Capital Corp., 3.53%, due 10/12/05	3.531	100,000	100,000
			325,000
PETROLEUM AND COAL PRODUCTS (4.34%)
Chevron Corp., 3.25%, due 08/15/05	3.254	150,000	150,000
Total Commercial Paper (Cost $475,000)			475,000
UNITED STATES GOVERNMENT AGENCIES (85.82%)
Federal Farm Credit Bank, due 11/02/05	3.562	100,000	99,081
Federal Home Loan Bank, due 08/03/05	3.104	175,000	174,941
Federal Home Loan Bank, due 08/19/05	3.293	100,000	99,820
Federal Home Loan Bank, due 08/26/05	3.237	125,000	124,701
Federal Home Loan Bank, due 09/02/05	3.324	150,000	149,537
Federal Home Loan Bank, due 09/07/05	3.239	150,000	149,483
Federal Home Loan Bank, due 09/09/05	3.306	125,000	124,538
Federal Home Loan Bank, due 09/14/05	3.291	150,000	149,380
Federal Home Loan Mortgage Corp., due 08/08/05	3.102	125,000	124,904
Federal Home Loan Mortgage Corp., due 08/09/05	3.106	150,000	149,872
Federal Home Loan Mortgage Corp., due 08/23/05	3.203	150,000	149,685
Federal Home Loan Mortgage Corp., due 09/06/05	3.230	100,000	99,665
Federal Home Loan Mortgage Corp., due 09/13/05	3.347	175,000	174,281
Federal Home Loan Mortgage Corp., due 10/04/05	3.434	125,000	124,229
Federal Home Loan Mortgage Corp., due 10/11/05	3.466	100,000	99,312
Federal Home Loan Mortgage Corp., due 10/18/05	3.498	125,000	124,049
Federal National Mortgage Assoc., due 08/17/05	3.276	175,000	174,718
Federal National Mortgage Assoc., due 08/31/05	3.199	100,000	99,720
Federal National Mortgage Assoc., due 09/16/05	3.358	125,000	124,450
Federal National Mortgage Assoc., due 09/21/05	3.353	150,000	149,273
Federal National Mortgage Assoc., due 10/05/05	3.431	100,000	99,374
Federal National Mortgage Assoc., due 10/19/05	3.539	100,000	99,221
Federal National Mortgage Assoc., due 10/25/05	3.549	100,000	99,161
Total United States Government Agencies (Cost $2,963,395)			2,963,395
Total Short-Term Investments (Cost $3,438,395)			3,438,395
OTHER ASSETS LESS LIABILITIES (0.43%)
Cash, receivables, prepaid expense and other assets, less liabilities			14,839
Total Net Assets (100.00%)			$3,453,234

See accompanying notes.

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO

July 31, 2005

	Shares Held	Value
COMMON STOCKS (99.18%)
BUSINESS SERVICES (3.97%)
Microsoft Corp	71,433	$1,829,399
Oracle Corp. (1)	40,322	547,573
		2,376,972
CHEMICALS AND ALLIED PRODUCTS (16.81%)
Abbott Laboratories	19,228	896,602
Amgen, Inc. (1)	13,867	1,105,893
Bristol-Myers Squibb Co.	29,879	746,377
Dow Chemical Co.	8,183	392,375
E.I. du Pont de Nemours & Co.	12,248	522,745
Eli Lilly & Co	14,097	793,943
Johnson & Johnson	33,441	2,138,886
Merck & Co., Inc.	23,950	743,887
Pfizer, Inc.	32,700	866,550
Procter & Gamble Co.	33,471	1,861,992
		10,069,250
COMMUNICATIONS (4.78%)
Comcast Corp.-Class A (1)	17,117	526,005
SBC Communications, Inc.	29,921	731,568
Verizon Communications	28,484	975,007
Viacom, Inc.-Class B	18,776	628,808
		2,861,388
DEPOSITORY INSTITUTIONS (10.28%)
Bank of America Corp.	34,768	1,515,885
Citigroup, Inc.	33,588	1,461,078
J. P. Morgan Chase & Co.	35,600	1,250,984
Wachovia Corp.	19,776	996,315
Wells Fargo Co.	15,190	931,755
		6,156,017
EATING AND DRINKING PLACES (2.32%)
McDonald's Corp.	44,547	1,388,530
ELECTRIC, GAS AND SANITARY SERVICES (3.72%)
Dominion Resources, Inc.	8,820	651,445
Exelon Corp.	18,718	1,001,787
Southern Co.	16,484	576,775
		2,230,007

	Shares Held	Value
ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT (8.42%)
Cisco Systems, Inc. (1)	44,071	$843,960
General Electric Co.	54,179	1,869,176
Intel Corp.	44,506	1,207,893
Motorola, Inc.	28,195	597,170
Texas Instruments, Inc.	16,623	527,947
		5,046,146
FOOD AND KINDRED PRODUCTS (3.49%)
Anheuser Busch Cos., Inc.	8,701	385,889
Coca-Cola Co. (The)	24,204	1,059,167
PepsiCo, Inc.	11,812	644,108
		2,089,164
FORESTRY (0.56%)
Weyerhaeuser Co.	4,851	334,622
GENERAL MERCHANDISE STORES (2.67%)
Wal-Mart Stores, Inc.	32,444	1,601,111
INDUSTRIAL MACHINERY AND EQUIPMENT (9.29%)
3M Co.	13,540	1,015,500
Applied Materials, Inc.	18,620	343,725
Caterpillar, Inc.	21,754	1,172,758
Dell, Inc. (1)	24,728	1,000,742
EMC Corp. (1)	29,466	403,390
Hewlett-Packard Co.	27,973	688,695
International Business Machines Corp.	11,282	941,596
		5,566,406
INSURANCE CARRIERS (2.90%)
American International Group, Inc.	28,838	1,736,048
LUMBER AND WOOD PRODUCTS (1.58%)
Home Depot, Inc.	21,803	948,649
MOTION PICTURES (2.21%)
Disney (Walt) Co.	28,037	718,869
Time Warner, Inc. (1)	35,567	605,350
		1,324,219

EQUITRUST SERIES FUND, INC.
SCHEDULE OF INVESTMENTS
BLUE CHIP PORTFOLIO (continued)

	Shares Held	Value
NONDEPOSITORY INSTITUTIONS (4.83%)
American Express Co.	41,428	$2,278,540
Federal National Mortgage Assoc.	10,976	613,119
		2,891,659
PETROLEUM AND COAL PRODUCTS (8.12%)
Chevron Corp.	29,988	1,739,604
Exxon Mobil Corp.	53,128	3,121,270
		4,860,874
PRIMARY METAL INDUSTRIES (1.10%)
Alcoa, Inc.	23,519	659,708
TOBACCO PRODUCTS (3.37%)
Altria Group, Inc.	30,163	2,019,715
TRANSPORTATION EQUIPMENT (8.76%)
Boeing Co. (The)	24,401	1,610,710
General Motors Corp.	12,699	467,577
Honeywell International, Inc.	34,022	1,336,384
United Technologies Corp.	36,110	1,830,777
		5,245,448
Total Common Stocks (Cost $41,294,685)		59,405,933
SHORT-TERM INVESTMENTS (0.73%)
MONEY MARKET MUTUAL FUND
Blackrock Liquidity Funds, T-Fund Portfolio (Cost $435,765)	435,765	435,765
Total Investments (Cost $41,730,450) (99.91%)		59,841,698
OTHER ASSETS LESS LIABILITIES (0.09%)
Cash, receivables, prepaid expense and other assets, less liabilities		53,129
Total Net Assets (100.00%)		$59,894,827

(1)  Non-income producing securities.

See accompanying notes.

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS

July 31, 2005

1.  Significant Accounting Policies

Organization

EquiTrust Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, or mutual fund. The Fund currently consists of six portfolios (known as the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios).

Institutional shares ("Class I") are available for purchase exclusively by the following investors: (a) retirement plans of FBL Financial Group, Inc. and its affiliates; (b) investment advisory clients of EquiTrust Investment Management Services, Inc. ("EquiTrust Investment"), including affiliated and unaffiliated benefit plans, such as qualified retirement plans, and affiliated and unaffiliated banks and insurance companies purchasing for their own accounts; (c) employees and directors of FBL Financial Group, Inc., its affiliates, and affiliated state Farm Bureau federations; (d) directors and trustees of the Fund and affiliated funds; and (e) such other types of accounts as EquiTrust Marketing Services, LLC ("EquiTrust Marketing"), the Fund's distributor, deems appropriate. Class I shares currently are available for purchase only from EquiTrust Marketing. Share certificates are not available for Class B or Class I shares.

Class B shares are subject to a declining contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase. Class I shares are not subject to a CDSC. Class I shares do not bear any distribution fee or administrative service fee. The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio, except that Class B shares have separate and exclusive voting rights with respect to the Fund's Rule 12b-1 Plan. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share, subject to any preferences (such as resulting from Rule 12b-1 distribution fees with respect to the Class B shares). In addition, the Board of Directors of the Fund declares separate dividends on each class of shares.

The Fund allocates daily all income, expenses (other than class-specific expenses), and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class. As noted previously, distribution fees and administrative service fees are only charged against Class B shares. Other class-specific expenses charged to each class during the year ended July 31, 2005, which are included in the corresponding captions of the statements of operations, were as follows:

	Transfer and Dividend Disbursing Agent Fees		Registration Fees
Portfolio	Class B	Class I	Class B	Class I
Value Growth	$144,071	$1,941	$8,357	$1,710
High Grade Bond	30,472	945	5,390	1,690
Strategic Yield	33,790	907	5,260	1,716
Managed	97,403	1,451	6,407	1,723
Money Market	5,402	76	4,345	1,588
Blue Chip	141,939	2,037	7,120	1,835

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Significant Accounting Policies (continued)

Security Valuation

All portfolios, other than the Money Market Portfolio, value their investment securities that are traded on any national exchange at the last sale price on the day of valuation or, lacking any sales, at the mean between the closing bid and asked prices. Investments traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. In situations where market quotations are not readily available or quoted market prices are not reliable, investments are valued at fair value in accordance with procedures adopted by the Fund's Board of Directors. Short-term investments are valued at market value, except that obligations maturing in 90 days or less are valued using the amortized cost method of valuation described below with respect to the Money Market Portfolio, which approximates market value.

The Money Market Portfolio values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the portfolio.

Income and Investment Transactions

For financial reporting purposes, investment transactions are recorded on the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date and interest is recognized on an accrual basis. Discounts and premiums on investments purchased are amortized over the life of the respective investments.

Dividends and Distributions to Shareholders

On each day that the net asset value per share is calculated in the High Grade Bond and Strategic Yield Portfolios, that Portfolio's net investment income will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the Money Market Portfolio, each day the net asset value per share is calculated, net investment income and any realized gains and losses from investment transactions will be declared, as of the close of the New York Stock Exchange, as a dividend to shareholders of record prior to the declaration. With respect to the High Grade Bond and Strategic Yield Portfolios, any net short-term and long-term gains will be declared and distributed periodically, but in no event less frequently than annually. Dividends and distributions of the other portfolios are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of post-October losses and the mark to market adjustment discussed in Note 2. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

1.  Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Fund's organizational documents, its present and past officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. At the discretion of the board of directors, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

2.  Federal Income Taxes

No provision for federal income taxes is considered necessary because the Fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

An election was made under section 311 of the Taxpayer Relief Act of 1997 to treat certain securities within the Value Growth Portfolio as deemed to have been sold on January 2, 2001, at the closing market price and then reacquired on that date for the same amount. The securities elected for the deemed sale resulted in a realized gain, for tax reporting purposes only, of $5,905,182. These realized gains were offset against capital loss carryovers. As a result of this election, at July 31, 2005, the tax cost of investments of the Value Growth Portfolio differed by $2,497,190 from the cost for financial reporting purposes.

At July 31, 2005, the Portfolios had approximate net capital loss carryovers as follows:

	Portfolio
Net Capital Loss Carryovers Expire In:	Value Growth	High Grade Bond	Strategic Yield	Managed	Blue Chip
2007	$14,441,000	$-	$-	$-	$-
2008	33,000	-	-	-	-
2009	-	-	-	715,000	-
2011	-	-	790,000	-	780,000
2012	-	2,000	268,000	-	2,831,000
2013	-	50,000	-	-	-
	$14,474,000	$52,000	$1,058,000	$715,000	$3,611,000

At July 31, 2005, the High Grade Bond Portfolio had post-October capital losses of $456 that were deferred to the first day of the next fiscal year.

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

2.  Federal Income Taxes (continued)

As of July 31, 2005, the components of accumulated earnings (deficit) and capital gains (losses) on a tax basis were identical to those reported in the statements of assets and liabilities and operations, except as follows:

	Portfolio
	Value Growth	Managed
Undistributed ordinary income	$329,673	$257
Accumulated capital and other losses	(14,473,724)	(714,672)
Net unrealized appreciation of investments	8,467,130	6,592,087
Total accumulated earnings (deficit)	$(5,676,921)	$5,877,672

The primary differences between book-basis and tax-basis accumulated capital and other losses and net unrealized depreciation of investments in the Value Growth Portfolio is attributable to the realized gain recognized on January 2, 2001 from the mark to market election and differences in carrying values totaling $31,252 resulting from securities involved in a taxable spin-off. Other book and tax differences totaling $2,713 related to a corporate merger.

During 2002, the Managed Portfolio held securities in a company that completed a corporate inversion. The event resulted in realized capital gains for the investment being recognized for tax but not for book purposes. As of July 31, 2005, unrealized depreciation and accumulated capital gains book and tax differences related to the corporate inversions were $19,617. Other book and tax differences totaling $20,345 related to a corporate merger.

3.  Management Contract and Transactions with Affiliates

The Fund has entered into agreements with EquiTrust Investment relating to the management of the Portfolios and the investment of their assets, the transfer and dividend disbursing agent duties, and the accounting functions.

Pursuant to these agreements, fees paid to EquiTrust Investment are determined as follows: (1) annual investment advisory and management fees, which are based on each Portfolio's average daily net assets as follows: Value Growth Portfolio - 0.50%; High Grade Bond Portfolio - 0.40%; Strategic Yield Portfolio - 0.55%; Managed Portfolio - 0.60%; Money Market Portfolio - 0.25%; and Blue Chip Portfolio - 0.25%; (2) transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by the investment adviser, plus an annual per account charge ranging from $7.03 to $9.03; and (3) accounting fees, which are based on each Portfolio's daily net assets at an annual rate of 0.05%, with a maximum per Portfolio annual expense of $30,000.

Distribution and administrative service fees paid to EquiTrust Marketing are determined as follows: (1) distribution fees are computed at an annual rate of 0.50% of the average daily net asset value attributable to Class B shares of each Portfolio and; (2) administrative service fees, which are computed at an annual rate of 0.25% of the average daily net asset value attributable to Class B shares of each Portfolio.

EquiTrust Investment has agreed to reimburse the Portfolios annually for total expenses (excluding brokerage, interest, taxes, the distribution fee and extraordinary expenses) in excess of 1.50% for both Class B and Class I shares

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

3.  Management Contract and Transactions with Affiliates (continued)

based on each Portfolio's average daily net assets. The amount reimbursed, however, shall not exceed the amount of the investment advisory and management fees paid by the Portfolio for such period.

For the Money Market Portfolio Class B and I Portfolios, EquiTrust Investment voluntarily waived investment advisory and management fees, and accounting fees through November 24, 2004, and custodial fees through October 22, 2004. For the Money Market Class B Portfolio, EquiTrust Investment waived transfer agent fees and EquiTrust Marketing waived administrative service fees through October 22, 2004. Waivers for the year ended July 31, 2005 were as follows:

	Portfolio/Class
Fees	Money Market Class B	Money Market Class I
Investment advisory and management fees	$2,400	$397
Transfer agent fees	1,320	-
Administrative service fees	2,980	-
Accounting fees	480	79
Custodial and custodial service fees	1,159	192
Total	$8,339	$668

Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., EquiTrust Investment, EquiTrust Marketing and other affiliated entities. At July 31, 2005, Farm Bureau Life Insurance Company, a wholly-owned subsidiary of FBL Financial Group, Inc., owned shares of the Fund's portfolios as follows:

Portfolio	Class B	Class I
Strategic Yield	37,629	57,557
Money Market	1,910,602	500,000

EquiTrust Investment also owned 102,671 shares of Value Growth Portfolio (Class B) at July 31, 2005.

4.  Expense Offset Arrangements

The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian banks to indirectly pay a portion of the custodians' fees through credits earned by the Funds' cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations.

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Capital Share Transactions

Transactions in Capital Stock for each Portfolio were as follows:

  Year Ended July 31, 2005:

	Portfolio
	Value Growth	High Grade Bond	Strategic Yield	Managed	Money Market	Blue Chip
Shares sold:
Class B	269,583	66,283	86,243	141,521	354,892	97,353
Class I	100,706	101,881	178,533	99,195	100	31,320
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class B	7,436	36,790	41,961	21,842	7,933	11,336
Class I	3,979	17,382	14,733	7,846	-	4,971
Shares redeemed:
Class B	(708,824)	(210,622)	(188,970)	(285,495)	(396,148)	(170,155)
Class I	(105,903)	(187,981)	(169,012)	(76,975)	-	(41,139)
Net Decrease	(433,023)	(176,267)	(36,512)	(92,066)	(33,223)	(66,314)
Value of shares sold:
Class B	$3,437,710	$702,861	$857,242	$2,063,486	$354,892	$3,773,655
Class I	1,308,281	1,083,478	1,771,975	1,469,275	100	1,218,787
Value issued in reinvestment of dividends and/or capital gains distribution:
Class B	95,409	390,781	416,741	321,197	7,933	450,495
Class I	51,249	184,737	146,231	115,675	-	197,807
Value redeemed:
Class B	(9,139,876)	(2,235,030)	(1,875,952)	(4,149,116)	(396,148)	(6,628,752)
Class I	(1,356,316)	(2,004,329)	(1,679,621)	(1,133,722)	-	(1,613,243)
Net Decrease	$(5,603,543)	$(1,877,502)	$(363,384)	$(1,313,205)	$(33,223)	$(2,601,251)

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Capital Share Transactions (continued)

  Year Ended July 31, 2004:

	Portfolio
	Value Growth	High Grade Bond	Strategic Yield	Managed	Money Market	Blue Chip
Shares sold:
Class B	303,211	74,781	57,921	166,597	550,713	136,612
Class I	88,600	93,959	91,074	85,084	509,953	36,822
Shares issued in reinvestment of dividends and/or capital gains distribution:
Class B	14,364	42,287	46,966	27,138	1,493	6,155
Class I	4,624	16,748	12,945	7,757	2,629	3,910
Shares redeemed:
Class B	(623,556)	(206,185)	(175,366)	(334,693)	(543,312)	(148,688)
Class I	(61,656)	(93,386)	(94,161)	(50,824)	(1,806,716)	(44,506)
Net Decrease	(274,413)	(71,796)	(60,621)	(98,941)	(1,285,240)	(9,695)
Value of shares sold:
Class B	$3,508,512	$800,012	$560,484	$2,270,480	$550,713	$5,103,383
Class I	1,038,306	1,000,182	883,988	1,162,912	509,953	1,376,596
Value issued in reinvestment of dividends and/or capital gains distribution:
Class B	166,482	450,363	455,188	370,407	1,493	233,549
Class I	53,781	178,394	125,433	106,159	2,629	148,431
Value redeemed:
Class B	(7,144,653)	(2,186,928)	(1,689,578)	(4,542,617)	(543,312)	(5,560,578)
Class I	(711,506)	(992,849)	(907,750)	(692,566)	(1,806,716)	(1,652,576)
Net Decrease	$(3,089,078)	$(750,826)	$(572,235)	$(1,325,225)	$(1,285,240)	$(351,195)

6.  Investment Transactions

For the year ended July 31, 2005, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. Government securities) by Portfolio, were as follows:

Portfolio	Purchases	Sales
Value Growth	$12,155,642	$16,962,514
High Grade Bond	498,210	435,490
Strategic Yield	829,413	1,456,449
Managed	5,651,993	8,617,965
Blue Chip	197,034	1,216,217

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

6.  Investment Transactions (continued)

The U.S. federal income tax basis of the Fund's investments in securities and the net unrealized appreciation (depreciation) of investments for U.S. federal income tax purposes at July 31, 2005, by Portfolio, was composed of the following:

	Tax Cost of Investments	Gross Unrealized		Net Unrealized Appreciation
Portfolio	in Securities	Appreciation	Depreciation	of Investments
Value Growth	$73,482,773	$16,201,421	$7,734,291	$8,467,130
High Grade Bond	14,489,357	485,830	26,428	459,402
Strategic Yield	12,235,005	747,417	54,628	692,789
Managed	38,361,813	8,247,357	1,655,270	6,592,087
Blue Chip	41,730,450	21,662,733	3,551,485	18,111,248

The basis for U.S. federal income tax purposes and financial reporting purposes for investments in the Money Market Portfolio is the same and is equal to the underlying investments' carrying value.

7.  Dividends and Distributions to Shareholders

Dividends from net investment income for the following Portfolios are declared daily and were payable on the last business day of the month as follows:

  Ordinary Income Dividends:

	High Grade Bond		Strategic Yield		Money Market
Payable Date	Class B	Class I	Class B	Class I	Class B	Class I
August 31, 2004	$0.0326	$0.0418	$0.0413	$0.0500	$0.0004	$0.0006
September 30, 2004	0.0350	0.0437	0.0529	0.0611	0.0005	0.0006
October 29, 2004	0.0279	0.0363	0.0332	0.0412	0.0005	0.0007
November 30, 2004	0.0334	0.0429	0.0389	0.0481	0.0004	0.0008
December 31, 2004	0.0371	0.0464	0.0506	0.0596	0.0004	0.0008
January 31, 2005	0.0328	0.0415	0.0388	0.0476	0.0004	0.0010
February 28, 2005	0.0349	0.0425	0.0434	0.0512	0.0005	0.0010
March 31, 2005	0.0393	0.0475	0.0442	0.0527	0.0007	0.0013
April 29, 2005	0.0325	0.0405	0.0374	0.0459	0.0007	0.0014
May 31, 2005	0.0345	0.0435	0.0402	0.0499	0.0009	0.0017
June 30, 2005	0.0397	0.0484	0.0448	0.0539	0.0010	0.0017
July 29, 2005	0.0309	0.0399	0.0367	0.0457	0.0010	0.0019
Total Dividends per Share	$0.4106	$0.5149	$0.5024	$0.6069	$0.0074	$0.0135

None of the ordinary income dividends qualify for the dividends received deduction by corporate shareholders for the High Grade Bond, Strategic Yield and Money Market Portfolios.

EQUITRUST SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

7.  Dividends and Distributions to Shareholders (continued)

In addition, dividends and distributions to shareholders from net investment income and net realized gain from investment transactions were paid during the year ended July 31, 2005, for the following Portfolios:

  Ordinary Income Dividends:

	Declaration	Record	Payable	Dividend Amount Per Share
Portfolio	Date	Date	Date	Class B	Class I
Managed	10/28/04	10/28/04	10/29/04	$0.0290	$0.0625
Value Growth	12/10/04	12/10/04	12/13/04	0.0165	0.1219
Managed	12/29/04	12/29/04	12/30/04	0.0186	0.0429
Blue Chip	12/29/04	12/29/04	12/30/04	0.3533	0.7291
Managed	04/28/05	04/28/05	04/29/05	0.0433	0.0892
Managed	07/28/05	07/28/05	07/29/05	0.0408	0.0769

All ordinary income dividends qualify for the dividends received deduction by corporate shareholders for the Value Growth, Managed and Blue Chip Portfolios.

The tax character of dividends and distributions to shareholders during the year ended July 31, 2005 and the year ended July 31, 2004 was the same as for financial reporting purposes.

  Federal Income Taxes

For the year ended July 31, 2005, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to the maximum amount of the following dividends as taxed at a maximum rate of 15%.

Portfolio	Amount
Value Growth - Class B	$96,514
Value Growth - Class I	51,249
High Grade Bond - Class B	458,122
High Grade Bond - Class I	202,438
Strategic Yield - Class B	518,869
Strategic Yield - Class I	191,175
Managed - Class B	332,855
Managed - Class I	115,676
Money Market - Class B	22,177
Money Market - Class I	6,784
Blue Chip - Class B	454,322
Blue Chip - Class I	197,808

Complete information will be computed and reported in conjunction with the completion and mailing of the Fund's 2005 Form 1099-DIV to be sent to Fund shareholders.

EQUITRUST SERIES FUND, INC.
FINANCIAL HIGHLIGHTS

Years ended July 31, 2005, 2004, 2003, 2002 and 2001

		Income from Investment Operations				Less Distributions
	Net Asset Value at Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions
Value Growth Portfolio
Class B:
2005	$11.71	$0.05		$2.05	$2.10	$(0.02)	$-	$(0.02)
2004	10.17	0.02		1.55	1.57	(0.03)	-	(0.03)
2003	8.99	0.03		1.17	1.20	(0.02)	-	(0.02)
2002	10.28	0.04		(1.26)	(1.22)	(0.07)	-	(0.07)
2001	8.53	0.08		1.75	1.83	(0.08)	-	(0.08)
Class I:
2005	$11.81	$0.16		$2.07	$2.23	$(0.12)	$-	$(0.12)
2004	10.26	0.11		1.57	1.68	(0.13)	-	(0.13)
2003	9.06	0.16		1.14	1.30	(0.10)	-	(0.10)
2002	10.35	0.13		(1.26)	(1.13)	(0.16)	-	(0.16)
2001	8.58	0.16		1.77	1.93	(0.16)	-	(0.16)
High Grade Bond Portfolio
Class B:
2005	$10.52	$0.41		$-	$0.41	$(0.41)	$-	$(0.41)
2004	10.46	0.41		0.09	0.50	(0.41)	(0.03)	(0.44)
2003	10.49	0.39		(0.01)	0.38	(0.39)	(0.02)	(0.41)
2002	10.36	0.48		0.15	0.63	(0.48)	(0.02)	(0.50)
2001	9.69	0.58		0.67	1.25	(0.58)	-	(0.58)
Class I:
2005	$10.53	$0.51		$-	$0.51	$(0.51)	$-	$(0.51)
2004	10.46	0.51		0.10	0.61	(0.51)	(0.03)	(0.54)
2003	10.49	0.49	(2)	(0.01)	0.48	(0.49)	(0.02)	(0.51)
2002	10.37	0.57		0.14	0.71	(0.57)	(0.02)	(0.59)
2001	9.69	0.66		0.68	1.34	(0.66)	-	(0.66)
Strategic Yield Portfolio
Class B:
2005	$9.71	$0.50		$0.20	$0.70	$(0.50)	$-	$(0.50)
2004	9.30	0.54		0.41	0.95	(0.54)	-	(0.54)
2003	9.43	0.59	(2)	(0.13)	0.46	(0.59)	-	(0.59)
2002	9.55	0.60		(0.12)	0.48	(0.60)	-	(0.60)
2001	9.35	0.62		0.20	0.82	(0.62)	-	(0.62)
Class I:
2005	$9.70	$0.61		$0.21	$0.82	$(0.61)	$-	$(0.61)
2004	9.29	0.63		0.41	1.04	(0.63)	-	(0.63)
2003	9.43	0.69		(0.14)	0.55	(0.69)	-	(0.69)
2002	9.55	0.68		(0.12)	0.56	(0.68)	-	(0.68)
2001	9.34	0.70		0.21	0.91	(0.70)	-	(0.70)

			Ratios/Supplemental Data
	Net Asset Value at End of Period	Total Investment Return Based on Net Asset Value (1)	Net Assets at End of Period (in thousands)	Ratio of Total Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Value Growth Portfolio
Class B:
2005	$13.79	17.91%	$75,905	1.60%	1.60%	0.36%	17%
2004	11.71	15.42%	69,495	1.62%	1.61%	0.13%	14%
2003	10.17	13.37%	63,473	1.78%	1.78%	0.29%	11%
2002	8.99	(11.98)%	58,231	1.66%	1.65%	0.40%	20%
2001	10.28	21.49%	68,667	1.70%	1.69%	0.82%	43%
Class I:
2005	$13.92	18.98%	$6,131	0.71%	0.70%	1.25%	17%
2004	11.81	16.40%	5,215	0.73%	0.73%	1.02%	14%
2003	10.26	14.48%	4,205	0.81%	0.81%	1.30%	11%
2002	9.06	(11.14)%	4,852	0.76%	0.75%	1.30%	20%
2001	10.35	22.55%	5,366	0.77%	0.76%	1.74%	43%
High Grade Bond Portfolio
Class B:
2005	$10.52	3.93%	$11,153	1.68%	1.68%	3.86%	13%
2004	10.52	4.79%	12,287	1.67%	1.67%	3.81%	12%
2003	10.46	3.58%	13,138	1.74%	1.74%	3.64%	23%
2002	10.49	6.29%	13,554	1.66%	1.66%	4.68%	21%
2001	10.36	13.32%	12,070	1.70%	1.68%	5.84%	9%
Class I:
2005	$10.53	4.95%	$3,917	0.70%	0.70%	4.82%	13%
2004	10.53	5.89%	4,641	0.70%	0.70%	4.77%	12%
2003	10.46	4.58%	4,429	0.83%	0.77%	4.52%	23%
2002	10.49	7.06%	2,280	0.83%	0.82%	5.51%	21%
2001	10.37	14.35%	1,895	0.86%	0.84%	6.66%	9%
Strategic Yield Portfolio
Class B:
2005	$9.91	7.34%	$9,927	1.92%	1.92%	5.06%	7%
2004	9.71	10.33%	10,309	1.91%	1.91%	5.55%	31%
2003	9.30	5.05%	10,530	2.00%	2.00%	6.33%	44%
2002	9.43	5.13%	10,552	1.93%	1.93%	6.27%	33%
2001	9.55	9.03%	10,288	1.96%	1.94%	6.55%	20%
Class I:
2005	$9.91	8.59%	$3,256	0.86%	0.86%	6.11%	7%
2004	9.70	11.46%	2,952	0.89%	0.89%	6.53%	31%
2003	9.29	5.99%	2,736	0.99%	0.98%	7.29%	44%
2002	9.43	6.11%	2,130	0.98%	0.97%	7.22%	33%
2001	9.55	10.14%	1,852	1.04%	1.02%	7.47%	20%

EQUITRUST SERIES FUND, INC.
FINANCIAL HIGHLIGHTS (continued)

Years ended July 31, 2005, 2004, 2003, 2002 and 2001

		Income from Investment Operations				Less Distributions
	Net Asset Value at Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Distributions
Managed Portfolio
Class B:
2005	$13.79	$0.13		$1.48	$1.61	$(0.13)	$-	$(0.13)
2004	12.50	0.15		1.29	1.44	(0.15)	-	(0.15)
2003	11.26	0.18		1.24	1.42	(0.18)	-	(0.18)
2002	12.46	0.22		(1.20)	(0.98)	(0.22)	-	(0.22)
2001	10.06	0.30		2.40	2.70	(0.30)	-	(0.30)
Class I:
2005	$13.82	$0.27		$1.50	$1.77	$(0.27)	$-	$(0.27)
2004	12.53	0.27		1.29	1.56	(0.27)	-	(0.27)
2003	11.29	0.31	(2)	1.24	1.55	(0.31)	-	(0.31)
2002	12.49	0.34		(1.20)	(0.86)	(0.34)	-	(0.34)
2001	10.08	0.40		2.41	2.81	(0.40)	-	(0.40)
Money Market Portfolio
Class B:
2005	$1.00	$0.01	(2)	$-	$0.01	$(0.01)	$-	$(0.01)
2004	1.00	-	(2)	-	-	-	-	-
2003	1.00	-	(2)	-	-	-	-	-
2002	1.00	0.01	(2)	-	0.01	(0.01)	-	(0.01)
2001	1.00	0.04		-	0.04	(0.04)	-	(0.04)
Class I:
2005	$1.00	$0.01	(2)	$-	$0.01	$(0.01)	$-	$(0.01)
2004	1.00	0.01	(2)	-	0.01	(0.01)	-	(0.01)
2003	1.00	0.01	(2)	-	0.01	(0.01)	-	(0.01)
2002	1.00	0.01	(2)	-	0.01	(0.01)	-	(0.01)
2001	1.00	0.05		-	0.05	(0.05)	-	(0.05)
Blue Chip Portfolio
Class B:
2005	$37.26	$0.40		$2.57	$2.97	$(0.35)	$-	$(0.35)
2004	34.44	0.21		2.79	3.00	(0.18)	-	(0.18)
2003	32.16	0.14		2.23	2.37	(0.09)	-	(0.09)
2002	41.06	0.08		(8.94)	(8.86)	(0.04)	-	(0.04)
2001	47.32	0.02		(5.37)	(5.35)	(0.01)	(0.90)	(0.91)
Class I:
2005	$37.49	$0.80		$2.61	$3.41	$(0.73)	$-	$(0.73)
2004	34.65	0.59		2.80	3.39	(0.55)	-	(0.55)
2003	32.45	0.56	(2)	2.15	2.71	(0.51)	-	(0.51)
2002	41.42	0.43		(8.97)	(8.54)	(0.43)	-	(0.43)
2001	47.70	0.42		(5.37)	(4.95)	(0.43)	(0.90)	(1.33)

			Ratios/Supplemental Data
	Net Asset Value at End of Period	Total Investment Return Based on Net Asset Value (1)	Net Assets at End of Period (in thousands)	Ratio of Total Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Managed Portfolio
Class B:
2005	$15.27	11.73%	$38,193	1.80%	1.80%	0.90%	27%
2004	13.79	11.50%	36,152	1.79%	1.79%	1.06%	14%
2003	12.50	12.74%	34,540	1.96%	1.95%	1.55%	22%
2002	11.26	(7.91)%	31,813	1.85%	1.84%	1.80%	20%
2001	12.46	27.00%	35,847	1.89%	1.88%	2.54%	50%
Class I:
2005	$15.32	12.91%	$6,808	0.82%	0.82%	1.88%	27%
2004	13.82	12.50%	5,726	0.84%	0.84%	2.00%	14%
2003	12.53	13.96%	4,664	0.95%	0.92%	2.57%	22%
2002	11.29	(7.01)%	3,482	0.89%	0.88%	2.76%	20%
2001	12.49	28.13%	3,544	0.94%	0.93%	3.46%	50%
Money Market Portfolio
Class B:
2005	$1.00	0.74%	$2,953	1.82%	1.54%	0.74%	0%
2004	1.00	0.14%	2,986	1.83%	0.88%	0.14%	0%
2003	1.00	0.22%	2,978	1.82%	1.14%	0.22%	0%
2002	1.00	0.69%	3,135	1.75%	1.48%	0.71%	0%
2001	1.00	3.82%	3,614	1.74%	1.73%	3.82%	0%
Class I:
2005	$1.00	1.37%	$500	1.06%	0.92%	1.36%	0%
2004	1.00	0.46%	500	0.99%	0.51%	0.51%	0%
2003	1.00	0.79%	1,794	0.84%	0.56%	0.79%	0%
2002	1.00	1.42%	1,175	0.90%	0.74%	1.39%	0%
2001	1.00	4.61%	983	0.97%	0.95%	4.47%	0%
Blue Chip Portfolio
Class B:
2005	$39.88	7.98%	$49,326	1.46%	1.46%	1.03%	0%
2004	37.26	8.70%	48,373	1.45%	1.45%	0.57%	1%
2003	34.44	7.42%	44,919	1.64%	1.64%	0.44%	20%
2002	32.16	(21.59)%	41,510	1.49%	1.49%	0.21%	0%
2001	41.06	(11.45)%	52,670	1.49%	1.48%	0.05%	0%
Class I:
2005	$40.17	9.11%	$10,569	0.44%	0.44%	2.04%	0%
2004	37.49	9.77%	10,048	0.45%	0.45%	1.57%	1%
2003	34.65	8.56%	9,417	0.65%	0.56%	1.50%	20%
2002	32.45	(20.80)%	5,026	0.49%	0.49%	1.21%	0%
2001	41.42	(10.56)%	5,640	0.52%	0.51%	1.01%	0%

EQUITRUST SERIES FUND, INC.
NOTES TO FINANCIAL HIGHLIGHTS

(1)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period and is not annualized for periods less than one year. Contingent deferred sales charge is not reflected in the calculation of total investment return.

(2)  Without the Manager's voluntary reimbursement of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income as shown:

	Year	Per Share Net Investment Income	Amount Reimbursed
High Grade Bond Portfolio
Class I	2003	$0.48	$1,935
Strategic Yield Portfolio
Class B	2003	$0.59	$291
Managed Portfolio
Class I	2003	$0.31	$1,275
Money Market Portfolio
Class B	2005	$-	$8,339
	2004	-	27,788
	2003	-	20,717
	2002	-	8,374
Class I	2005	$0.01	$668
	2004	0.01	4,537
	2003	0.01	4,854
	2002	0.01	1,603
Blue Chip Portfolio
Class I	2003	$0.54	$6,140

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
EquiTrust Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of EquiTrust Series Fund, Inc. (comprised of the Value Growth, High Grade Bond, Strategic Yield, Managed, Money Market and Blue Chip Portfolios) as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the EquiTrust Series Fund, Inc. at July 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa
August 31, 2005

OFFICERS AND DIRECTORS

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Persons(2)

Craig A. Lang (54)	President and Director	Since 2002	Dairy Farmer; Chairman and Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing; Director, Western Agricultural Insurance Company and other affiliates of the foregoing; President and Trustee, EquiTrust Variable Insurance Series Fund; Member, Growmark, Inc. Coordinating Committee and American Farm Bureau Federation Board of Directors; past member, Cattlemens Beef Board.	13	Director, Farm Bureau Bank (San Antonio, Texas); Director, Iowa Telecommunications Services, Inc., (Newton, Iowa); Director, Iowa Economic Development Board (Des Moines, Iowa)

William J. Oddy (61)	Vice President and Director	Since 1981	Chief Executive Officer and Management Director, FBL Financial Group, Inc.; Chief Executive Officer, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Chief Executive Officer and Director, EquiTrust Life Insurance Company and other affiliates of the foregoing, and RIK, Inc.; Chief Executive Officer and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer and Director, EquiTrust Investment Management Services, Inc.; Vice President and Trustee, EquiTrust Variable Insurance Series Fund; Vice President and Director, EquiTrust Money Market Fund, Inc.; President and Director, FBL Real Estate Ventures, Ltd.	13	Director, American Equity Investment Life Insurance Company, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc.

James W. Noyce (49)	Chief Financial Officer and Treasurer	Since 1996	Chief Financial Officer and Chief Administrative Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Administrative Officer, Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, Treasurer and Director, EquiTrust Investment Management Services, Inc., and other affiliates of the foregoing; President, Treasurer and Director, FBL Leasing Services, Inc.; Chief Executive Officer, Chief Financial Officer and Chief Administrative Officer, Western Computer Services, Inc.; Chief Financial Officer and Treasurer, EquiTrust Variable Insurance Series Fund and EquiTrust Money Market Fund, Inc.

Dennis M. Marker (54)	Chief Executive Officer	Since 1982	Vice President-Investment Administration, FBL Financial Group, Inc. and other affiliates of the foregoing; President and Director, EquiTrust Investment Management Services, Inc.; Chief Compliance Officer, Vice President-Investment Administration and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer, EquiTrust Variable Insurance Series Fund and EquiTrust Money Market Fund, Inc.; Vice President and Director, FBL Leasing Services, Inc.

Stephen M. Morain (60)	Senior Vice President and General Counsel	Since 1982	General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President and General Counsel, FBL Financial Group, Inc. and other affiliates of the foregoing; Senior Vice President, General Counsel and Manager, EquiTrust Marketing Services, LLC; Senior Vice President, General Counsel and Director, EquiTrust Investment Management Services, Inc.

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
JoAnn Rumelhart (52)	Executive Vice President	Since 2000	Executive Vice President, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Vice President, EquiTrust Life Insurance Company; Executive Vice President and Director, EquiTrust Investment Management Services, Inc.; Executive Vice President and Manager, EquiTrust Marketing Services, LLC; Executive Vice President, EquiTrust Variable Insurance Series Fund and EquiTrust Money Market Fund, Inc.

John M. Paule (49)	Chief Marketing Officer	Since 2000	Chief Marketing Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Executive Vice President, EquiTrust Life Insurance Company; Chief Marketing Officer and Director, EquiTrust Investment Management Services, Inc.; Chief Marketing Officer and Manager, EquiTrust Marketing Services, LLC.

Lou Ann Sandburg (57)	Vice President-Investments and Assistant Treasurer	Since 1999	Vice President-Investments and Assistant Treasurer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Compliance Officer, Vice President-Investments, Assistant Treasurer and Director, EquiTrust Investment Management Services, Inc.; Vice President, Assistant Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, FBL Financial Services, Inc. and other affiliates of the foregoing; Vice President and Director, FBL Leasing Services, Inc.; Vice President, Secretary and Director, FBL Real Estate Ventures, Ltd.

Kristi Rojohn (42)	Chief Compliance Officer, Investment Compliance Vice President And Secretary	Since 1990	Chief Compliance Officer, Investment Compliance Vice President and Secretary, EquiTrust Variable Insurance Series Fund and EquiTrust Money Market Fund, Inc.; Investment Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Rob Ruisch (38)	Mutual Fund Accounting Director	Since 2005	Mutual Fund Accounting Director, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Karen Garza (35)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Rebecca L. Howe (51)	Assistant Secretary	Since 2003	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Jennifer Morgan (34)	Assistant Secretary	Since 2005	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Jodi Winslow (30)	Assistant Secretary	Since 2004	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Non-Interested Persons

Erwin H. Johnson (62) 1841 March Avenue Charles City, Iowa 50616-9115	Director	Since 1989	Farmer; Owner and Manager, Center View Farms, Co.; Farm Financial Planner, Iowa State University Cooperative Extension Service; Seed Sales, Syngenta.	13	Director, First Security Bank and Trust Co. (Charles City, Iowa)

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Kenneth Kay (62) 51606 590th Street Atlantic, Iowa 50022-8233	Director	Since 1996	President, K-Ranch Inc.	13	Director, First Whitney Bank & Trust (Atlantic, Iowa)

Steven W. Plate (49) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Director	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants.	13

James D. Wallace (50) 1111 Ashworth Road West Des Moines, Iowa 50265	Director	Since 2004	President and CEO, Guide One Insurance and various subsidiaries; former President and CEO, National Travelers Life Company and various subsidiaries.	13

Erlin J. Weness (61) 1620 Pinewood Drive Worthington, Minnesota 56187	Director	Since 2003	Owner and Operator, Weness Consulting; Extension Educator – Farm Management, University of Minnesota.	13	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency (Worthington, Minnesota) and First Rushmore Bancorporation (Worthington, Minnesota)

1  Officers are elected annually by the Board of Directors and their terms continue until they are replaced or resign. Each director shall serve as a director until the next meeting of shareholders called for the purpose of conducting the election of such director or a successor to such director, and until a successor is elected and qualified, or until such director sooner dies, resigns or is removed.

2  All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266. Messrs. Lang and Oddy are interested directors of the Fund by virtue of their positions with the Adviser, Distributor and/or affiliated person of the Adviser and Distributor.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available upon request without charge. To request a copy of the SAI, please call 1-877-860-2904 M-F 8:00 AM to 4:30 PM.

The officers and directors of the Fund also serve in similar capacities as officers and directors of EquiTrust Money Market Fund, Inc. and officers and trustees of EquiTrust Variable Insurance Series Fund. All, except one, of the Fund's officers and interested directors are officers and directors of the Adviser and/or the Distributor or an affiliate thereof. Interested directors serve without any compensation from the Fund. Each of the directors not affiliated with the Adviser and/or the Distributor or an affiliate thereof will be compensated by the Fund. Each unaffiliated director will receive an annual retainer of $8,000 for serving on the boards of all EquiTrust Mutual Funds, and a fee of $1,500 plus expenses for each directors' meeting of the EquiTrust Mutual Funds attended. A fee of $500 shall be paid for each committee meeting attended. The chairperson of a committee shall be paid $750 for each committee meeting attended. A fee of $250 shall be paid for each telephonic board meeting attended. For the fiscal year ended July 31, 2005, the Fund paid directors' fees totaling $22,573.

Information on Proxy Voting:

EquiTrust Series Fund, Inc. (the "Fund") has delegated the authority to vote proxies related to the Fund's portfolio securities to the Fund's investment adviser, EquiTrust Investment Management Services, Inc. (the "Adviser"). A description of the policies and procedures that the Adviser uses in fulfilling this responsibility is available, without charge, upon request by calling 1-877-860-2904. It also appears in the Fund's Statement of Additional information, which can be found on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the most recent 12-month period ended June 30, 2005 is available without charge, by calling the toll-free number listed above or by accessing the SEC's website.

Form N-Q Disclosure:

The Fund files a complete schedule of portfolio holdings for its first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, by calling the Fund at 1-877-860-2904.

Item  2.                                Code of Ethics.

(a)                      The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  A copy of the code of ethics may be obtained upon request, without charge, by contacting the registrant at it principal executive office.

Item  3.                                Audit Committee Financial Expert.

(a)                      (1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(2) The audit committee financial expert is James D. Wallace.  Mr. Wallace is independent as defined in Form N-CSR Item 3(a)(2).

Item  4.                                Principal Accountant Fees and Services.

(a)                    Audit Fees:  For the Fund’s fiscal years ended July 31, 2004 and July 31, 2005, the aggregate fees billed by the Fund’s principal accountant for the audit of the Fund’s financial statements were $54,000 and $60,600, respectively.

(b)                   Audit-Related Fees: For the Fund’s fiscal year ended July 31, 2005, the aggregate fees billed by the Fund’s principal accountant for research and consultation fees related to the audit of the Fund were $1,008.  There were no audit-related fees billed to the Fund for the fiscal year ended July 31, 2004.

(c)                    Tax Fees:                      None.

(d)                   All Other Fees: For the Fund’s fiscal years ended July 31, 2004 and July 31, 2005, the aggregate fees billed by the Fund’s principal accountant included research and consultation fees for the Fund related to miscellaneous accounting matters; fees related to the audits of EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund; as well as fees for audits performed by the principal accountant for EquiTrust Investment Management Services, Inc. and EquiTrust Marketing Services, LLC, affiliates of the Fund that provide support for the operations of the Fund.  The amounts of these fees are as follows:

Fiscal Year Ended:	July 31, 2004	July 31, 2005

Research and consultation fees billed to the Fund for miscellaneous accounting matters	$3,250	none

Audit fees billed to EquiTrust Money Market Fund, Inc. and EquiTrust Variable Insurance Series Fund	$60,200	$64,900

Audit fees billed to EquiTrust Marketing Services, LLC and EquiTrust Investment Management Services, Inc.	$33,000	$47,200

(e)                    (1) On May 12, 2003, the Fund’s Audit Committee adopted the following pre-approval policies and procedures:

IV.      RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

C.            Independent registered public accounting firm

2.               Pre-approve any engagement of the independent registered public accounting firm to provide any services to the Fund, including the fees and other compensation to be paid to the independent registered public accounting firm.  Notwithstanding the above, the independent registered public accounting firm shall not perform any of the following non-audit services for the Fund (“prohibited non-audit services”):

a.               bookkeeping or other services related to the accounting records or financial statements of the Fund;

b.              financial information systems design and implementation;

c.               appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

d.              actuarial services;

e.               internal audit outsourcing services;

f.                 management functions or human resources;

g.              broker or dealer, investment adviser, or investment banking services;

h.              legal services and expert services unrelated to the audit; and

i.                  any other services that the Public Company Accounting Oversight Board determines are impermissible.

3.               Pre-approve any engagement of the independent registered public accounting firm, including the fees and other compensation to be paid to the independent registered public accounting firm, to provide any non-audit services to the Adviser (or any “control affiliate”(1) of the

(1) “Control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.

•                  The Chairman of the Audit Committee (or in his absence, any member of the Audit Committee) may grant the pre-approval referenced in Sections IV.C. 2 and 3 above for non-prohibited services for engagements of less than $5000.  Each member of the Audit Committee shall be notified in writing of the pre-approval promptly following the granting of such approval.  In addition, all such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

•                  Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 above is not required, if:

(a)          the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)         the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)          such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

•                  Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 above is not required, if:

(a)          the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Fund to the independent registered public accounting firm during the fiscal year in which the non-audit services are provided;

(b)         the services were not recognized by Fund management at the time of the engagement as non-audit services; and

(c)          such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

(e)                      (2) Not applicable.

(f)                      Not applicable.

(g)                     Aggregate Non-Audit Fees: For the Fund’s fiscal year ended July 31, 2004 the aggregate non-audit fees billed by the Fund’s principal accountant for services rendered to the Fund, the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were $3,250. The fees billed were research and consultation fees for miscellaneous accounting matters.  There were no aggregate non-audit fees for the fiscal year ended July 31, 2005.

(h)                     The Audit Committee of the Board of Directors of the Fund has reviewed the statement of independence provided by Ernst & Young, the Fund’s principal accountant, considered whether the provision of non-audit services by the firm to the Fund’s investment adviser and any entity controlling, controlled by, or under common control with the adviser is compatible with such firm’s independence with respect to the Fund, and concluded that the non-audit services provided by Ernst & Young does not compromise that firm’s independence with regard to the Fund.

Item 5.                                   Audit Committee of Listed Registrant.

Not applicable.

Item 6.                                   Schedule of Investments.

See Item 1.

Item 7.                                   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                                   Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.                            Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this Item.

Item 11.                            Controls and Procedures.

(a)                    The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                   There has been no change to the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                            Exhibits.

(a)(1)                                See Item 2(a).

(a)(2)                                Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                              Not applicable.

(b)                                           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EquiTrust Series Fund, Inc.

By:	/s/ Dennis M. Marker
	Name:	Dennis M. Marker
	Title:	Chief Executive Officer
	Date:	9/29/2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dennis M. Marker
	Name:	Dennis M. Marker
Title: Chief Executive Officer
Date: 9/29/2005

By:	/s/ James W. Noyce
	Name:	James W. Noyce
Title: Chief Financial Officer
Date: 9/29/2005